UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
Form N-CSR
____________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23980
____________________
T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND
(Exact name of Registrant as specified in its Charter)
____________________

1 Vanderbilt Avenue, 16th Floor
New York, New York 10017
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 326-1500
Gregory S. Rubin, Esq.
OHA Private Credit Advisors II, L.P.
1 Vanderbilt Avenue, 16th Floor
New York, New York 10017
(Name and address of Agent for Service)

Date of reporting period: December 31, 2024

T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Item 1. Letter to Shareholders

Fund Overview

T. Rowe Price OHA Flexible Credit Income Fund’s (“OFLEX” or “the Fund”) investment objective is to produce current income by opportunistically allocating across OHA’s credit-focused platform. The Fund intends to employ an “all-weather” strategy with flexibility to invest across the credit spectrum in both private and public markets.
As of December 31, 2024, the Fund had a net asset value of $106.4 million. OFLEX was initially capitalized in June 2024 with $100 million of assets from an existing OHA-managed vehicle. In advance of OFLEX being publicly offered, there is an initial seed round where investors will receive a 5% share grant at the time of purchase. Seed investors will also receive a fee holiday that lasts for the entire duration of the seed round through the 6-month anniversary following the commencement of the public offering.

As of December 31, 2024, the Fund’s total assets were allocated 57% to Direct Lending, 28% to Junior Capital Solutions, 12% to Special Situations, 3% to CLOs / Structured Credit, and 1% to Liquid Credit. The target asset mix for the portfolio once fully ramped is 0-30% in Junior Capital Solutions, 0-50% in Direct Lending, 0-30% in Asset Based Lending, 0-30% in CLOs / Structured Credit, 0-30% in Special Situations, and 0-30% in Liquid Credit. The Fund may invest in additional strategies in the future.

As of December 31, 2024, 100% of the portfolio was invested in companies located in the United States. The Fund had 38 issuers across a range of position sizes and a variety of industries. The largest industry exposures in the Fund’s portfolio were High Tech, Services: Business, Insurance, Healthcare, Education and Childcare, and Finance. The Fund’s investment activity will continue to focus on a wide range of industries that OHA considers recession-resistant and particularly attractive for credit investing.

2H 2024 Market Update (1)

An acceleration of global monetary easing and the re-election of Donald Trump with a Republican “Red Sweep” bolstered investor sentiment and financial markets. While renewed inflation concerns and other uncertainties regarding implementation of the Trump administration’s agenda contributed to episodic volatility, the year still concluded with substantial market gains.

The U.S. economy remained reasonably strong during the second half of 2024. The Federal Reserve continued its easing cycle in the fourth quarter with its third consecutive interest rate cut bringing total reductions to 100 basis points for the year to a target range of 4.25% to 4.50%. However, Fed forecasts indicated a pause in cuts in the near-term and a reduced outlook from four to two cuts in 2025. Inflation remained sticky into year-end with the CPI rising to 2.9% in December.(2) U.S. labor conditions remained healthy through the second half of 2024 with unemployment finishing the year at a low 4.1%.2 In Europe, markets wavered due to rising political instability, muted growth expectations and concerns about the impact of potential tariffs. Central banks took additional steps to bolster growth with the European Central Bank and Bank of England both reducing policy rates during the quarter.

With this backdrop, markets broadly performed strongly during the second half of 2024, capping strong annual returns. However, markets experienced notable dispersion largely driven by differences in growth profiles and sensitivity to interest rate movements. Leadership of a few names, particularly the “Magnificent Seven” growth-oriented technology stocks, carried the S&P 500 and NASDAQ to gains of 8.4% and 9.3%, respectively, in the second half of 2024.(3) Annual returns for the S&P 500 and NASDAQ were 25.0% and 29.6%, respectively, with the “Magnificent Seven” driving over 50% of the return for the S&P 500.(4) At the same time, the S&P 500 equal weight index returned 10.9% and Russell 2000 returned 11.5% for the year. During the second half of the year, rising long-term interest rates weighed on high yield performance, with the U.S 10-Year Treasury yield climbing from a September low of 3.62% to 4.57% by year-end. Despite this pressure, both asset classes generated strong full-year returns, with high yield returning 8.2% and loans up 9.0%. CCC-rated credits had significant outperformance in 2024, returning 18.2%. The default rate and distress ratio remained subdued during the year.(5)(6) While actual default rates remained modest, there was a notable uptick in liability management exercises during the year which expanded the opportunity set for credit investing.

Capital markets activity was robust across both liquid and private credit in 2024. Leveraged loan issuance set a new annual record with gross volume at $1.3 T ($170 B net), including $188.6 B ($14.4 B net) in December, the largest monthly gross issuance on record. Loan supply was fueled by record repricing and refinancing activity, which comprised 87% of total issuance volume. Private credit activity remained the preferred form of financing for M&A, financing 84% of LBOs in 2024.(7) The resurgence of M&A activity during the second half of 2024 drove a significant increase in private lending deal flow. OHA private credit deployment reached $10.4 B in 2024, achieving a new annual high.(8)

Outlook & Pipeline

The outlook for private and liquid credit as well as more opportunistic and situational deal flow remains constructive. Central banks continue to forecast rate cuts, albeit at a slower-than-originally-expected pace, which could support a soft-landing scenario over the coming years. The current benign economic outlook is expected to further catalyze M&A activity in 2025 and support a healthy direct lending deal flow. Continued dispersion reinforces the opportunity for both liquid credit and structured credit investing. Meanwhile, healthy capital markets and lower senior lending spreads may contribute to an increase in private second liens and junior credit solutions offering compelling relative value. The continued retrenchment of traditional lending should also support the opportunity set for asset-based lending.

At the same time, continued strains from sustained elevated interest rates and unsustainable legacy capital structures should increase the need for bespoke and flexible credit solutions. The prospect of increased volatility and continued macroeconomic uncertainties reinforces the importance of risk management and strategic positioning, balancing resiliency with the ability to capitalize on emerging opportunities across asset classes.

OHA expects capital deployment to remain strong in 2025, leveraging its ability to allocate dynamically across a diverse range of credit strategies. OHA’s commitment to defensive positioning through all-weather investment solutions remains paramount, positioning the Fund to navigate challenges and potentially capitalize on the evolving credit opportunity set.

Best regards,
Oak Hill Advisors, L.P.

———————————————
(1) Past performance does not guarantee future results.
(2) Source: U.S. Bureau of Labor Statistics.
(3) Please refer to Endnotes for index definitions.
(4) Source: Bloomberg.
(5) CCC High Yield represents the ICE BofA CCC & Lower U.S. High Yield Index.
(6) Source: Bank of America Merrill Lynch. Shows par-weighted U.S. default rate. Shows option adjusted spread of The BofA Merrill Lynch US High Yield Index and The BofA Merrill Lynch Euro High Yield Index. The Distress Ratio is the ratio of the number of U.S. domiciled bonds in The Bank of America Merrill Lynch US High Yield Index with option-adjusted spreads greater than 1,000 basis points to the total number of U.S. domiciled bonds in The Bank of America Merrill Lynch US High Yield Index as published by Bank of America Merrill Lynch.
(7) Source: PitchBook LCD as of December 31, 2024.
(8) As of December 31, 2024 based on Total Investment Amount (as defined in the OHA Private Lending Representative Transactions Record (“PLRTR”) Endnote). Total Investment Amount reflects the initial par value of such Private Lending Investment at issuance in addition to the par value of any subsequent primary market purchases of such Private Lending Investment. Private Lending Investments include what OHA believes to be non-broadly syndicated debt investments (whether bonds or loans) acquired in primary issuances that are sourced, originated, negotiated and/or structured by OHA. The inception of the PLRTR is September 2002. Totals may not add due to rounding.

Top Holdings and Industries

Portfolio holdings and industries are subject to change. Fair value and percentages are as of December 31, 2024. Percentages are based on net assets.

Top Ten Industries
High Tech	$21,603	20.3%
Services: Business	$14,518	13.7%
Insurance	$12,742	12.0%
Healthcare, Education and Childcare	$7,923	7.5%
Finance	$6,280	5.9%
Banking	$5,270	5.0%
Chemicals, Plastics and Rubber	$5,130	4.8%
Personal and Nondurable Consumer Products (Manufacturing only)	$3,977	3.7%
Media: Diversified & Production	$3,595	3.4%
Consumer Goods: Durable	$3,516	3.3%

Top Ten Holdings
Polaris Newco LLC Term Loan	$8,000	7.5%
Orion Advisor Solutions, Inc. Term Loan	$5,270	5.0%
ASP Unifrax Holdings, Inc. Term Loan	$5,130	4.8%
PT Intermediate Holdings III LLC Term Loan	$4,060	3.8%
Revlon Intermediate Holdings IV LLC Term Loan	$3,977	3.7%
CPI Holdco LLC Term Loan	$3,856	3.6%
OceanKey (U.S.) II Corp. Term Loan	$3,682	3.5%
GC Waves Holdings, Inc. Term Loan	$3,559	3.3%
Finastra USA, Inc. Term Loan	$3,542	3.3%
Circana Group LP Term Loan	$3,526	3.3%

PART I FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Schedule of Investments
December 31, 2024
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value

Investments - Corporate Loans - 93.07%
First Lien Debt - 66.68%
Automobile - 2.33%
Wheels Bidco, Inc.	(4) (5) (7)	S+	5.50%		10.07%	11/3/2031	$2,500	$2,475	$2,475
								2,475	2,475
Broadcasting and Entertainment - 0.85%
A-L Parent LLC	(4) (7)	S+	5.00%		9.36%	6/30/2028	898	898	908
								898	908
Chemicals, Plastics and Rubber - 4.82%
ASP Unifrax Holdings, Inc.	(4) (7) (8)	S+	7.75%	(4.25% PIK)	12.08%	9/28/2029	5,060	4,855	5,130
								4,855	5,130
Constructions & Building - 1.58%
FloWorks International LLC	(4) (5) (7)	S+	4.75%		9.27%	11/26/2031	1,689	1,680	1,680
FloWorks International LLC	(4) (5) (6)	S+	4.75%		9.27%	11/26/2031	211	—	(1)
								1,680	1,679
Consumer Goods: Durable - 3.31%
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	7.00%	(3.25% PIK)	10.99%	6/23/2028	97	95	93
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	7.00%	(3.25% PIK)	10.99%	6/23/2028	2,697	2,644	2,569
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	7.00%	(3.25% PIK)	10.99%	6/23/2028	896	879	854
								3,618	3,516
Finance - 5.91%
Beacon Pointe Advisors LLC	(4) (5) (7) (8)	S+	5.50%		9.11%	12/29/2028	1,870	1,870	1,870
Beacon Pointe Advisors LLC	(4) (5) (7) (8)	S+	5.50%		9.49%	12/29/2028	732	733	732
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	5.50%		9.11%	12/29/2027	199	—	—
Beacon Pointe Advisors LLC	(4) (5) (7) (8)	S+	5.50%		9.49%	12/29/2028	209	209	209
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		9.58%	6/29/2027	103	—	—
Spectrum Automotive Holdings, Corp.	(4) (5) (7) (8)	S+	5.25%		9.58%	6/29/2028	2,722	2,710	2,722
Spectrum Automotive Holdings, Corp.	(4) (5) (7) (8)	S+	5.25%		9.58%	6/29/2028	759	755	759
								6,277	6,292
Healthcare, Education and Childcare - 5.91%
CNSI Holdings, LLC	(4) (5) (7) (8)	S+	5.50%		9.83%	12/17/2029	2,026	2,022	2,021
CNSI Holdings, LLC	(4) (5) (6)	S+	5.50%		9.83%	12/17/2029	311	32	32
CPI Holdco LLC	(4) (5) (7)	S+	5.50%		10.28%	11/1/2028	3,895	3,860	3,856
CPI Holdco LLC	(4) (5) (7)	S+	5.50%		10.28%	11/1/2028	389	386	385

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
CPI Holdco LLC	(4) (5) (6)	S+	5.50%	10.28%	10/30/2026	424	(3)	(4)
							6,297	6,290
High Tech - 9.33%
Diligent Corp.	(4) (5) (7)	S+	5.00%	10.09%	8/2/2030	842	836	840
Diligent Corp.	(4) (5) (7)	S+	5.00%	10.09%	8/2/2030	144	143	144
Diligent Corp.	(4) (5) (6)	S+	5.00%	10.09%	8/2/2030	187	(1)	(1)
Finastra USA, Inc.	(4) (5) (7)	S+	7.25%	11.65%	9/13/2029	3,507	3,539	3,542
Finastra USA, Inc.	(4) (5) (6)	S+	7.25%	11.65%	9/13/2029	366	259	259
GS AcquisitionCo, Inc.	(4) (5) (7) (8)	S+	5.25%	9.58%	5/25/2028	1,248	1,242	1,242
GS AcquisitionCo, Inc.	(4) (5) (6)	S+	5.25%	9.58%	5/25/2028	12	—	—
Ministry Brands Purchaser LLC	(4) (5) (6)	S+	5.50%	9.96%	12/30/2027	149	(3)	(2)
Ministry Brands Purchaser LLC	(4) (5) (7) (8)	S+	5.50%	9.96%	12/29/2028	1,511	1,484	1,492
Ministry Brands Purchaser LLC	(4) (5) (7) (8)	S+	5.50%	9.96%	12/29/2028	153	150	151
MRI Software LLC	(4) (5) (7) (8)	S+	4.75%	9.08%	2/10/2027	1,955	1,947	1,940
MRI Software LLC	(4) (5) (7) (8)	S+	4.75%	9.08%	2/10/2027	309	308	307
MRI Software LLC	(4) (5) (6)	S+	4.75%	9.08%	2/10/2027	139	7	7
							9,911	9,921
Insurance - 11.98%
Alera Group, Inc.	(4) (5) (7) (8)	S+	5.25%	9.61%	10/2/2028	714	714	714
Alera Group, Inc.	(4) (5) (7) (8)	S+	5.25%	9.61%	10/2/2028	2,513	2,513	2,513
Peter C. Foy & Associates Insurance Services LLC	(4) (5) (7) (8)	S+	5.50%	10.59%	11/1/2028	2,784	2,778	2,784
Peter C. Foy & Associates Insurance Services LLC	(4) (5) (7) (8)	S+	5.50%	9.83%	11/1/2028	773	772	773
Peter C. Foy & Associates Insurance Services LLC	(4) (5) (6)	S+	5.50%	9.83%	11/1/2027	133	—	—
RSC Acquisition, Inc.	(4) (5) (7) (8)	S+	4.75%	9.08%	11/1/2029	777	773	773
RSC Acquisition, Inc.	(4) (5) (7)	S+	4.75%	9.34%	11/1/2029	2,950	2,936	2,935
RSC Acquisition, Inc.	(4) (5) (6)	S+	4.75%	9.34%	10/30/2029	97	—	(1)
THG Acquisition LLC	(4) (5) (7)	S+	4.75%	9.11%	10/31/2031	2,248	2,237	2,237
THG Acquisition LLC	(4) (5) (6)	S+	4.75%	9.11%	10/31/2031	501	(2)	(3)
THG Acquisition LLC	(4) (5) (6)	S+	4.75%	9.11%	10/31/2031	251	17	17
							12,738	12,742
Media: Diversified & Production - 3.38%
Circana Group LP	(4) (5) (7) (8)	S+	5.00%	9.59%	12/1/2028	3,561	3,527	3,526
Circana Group LP	(4) (5) (6)	S+	5.00%	9.59%	12/1/2027	230	68	69
							3,595	3,595
Personal and Nondurable Consumer Products (Manufacturing only) - 3.74%
Revlon Intermediate Holdings IV LLC	(4) (7) (8)	S+	6.88%	11.28%	5/2/2028	4,000	3,995	3,976
							3,995	3,976

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Services: Business - 10.53%
GC Waves Holdings, Inc.	(4) (5) (7) (8)	S+	4.75%		9.21%	10/4/2030	3,595	3,595	3,559
IG Investment Holdings LLC	(4) (5) (6)	S+	5.00%		9.57%	9/22/2028	149	—	—
IG Investment Holdings LLC	(4) (5) (7)	S+	5.00%		9.57%	9/22/2028	1,851	1,847	1,851
PT Intermediate Holdings III LLC	(4) (5) (6)	S+	5.00%	(1.75% PIK)	9.33%	4/9/2030	77	(1)	—
PT Intermediate Holdings III LLC	(4) (5) (7) (8)	S+	5.00%	(1.75% PIK)	9.33%	4/9/2030	4,081	4,084	4,060
USIC Holdings, Inc.	(4) (5) (7)	S+	5.50%		10.09%	9/10/2031	1,686	1,678	1,678
USIC Holdings, Inc.	(4) (5) (6)	S+	5.25%		9.84%	9/10/2031	215	46	48
USIC Holdings, Inc.	(4) (5) (6)	S+	5.50%		10.09%	9/10/2031	99	4	3
								11,253	11,199
Telecommunications - 3.01%
CommScope, Inc.	(4)	S+	5.50%		9.86%	12/17/2029	3,158	3,067	3,204
								3,067	3,204

First Lien Debt Total - 66.68%								$70,659	$70,927

Second Lien Debt - 26.39%
Aerospace and Defense - 2.43%
Peraton Corp.	(4)	S+	7.75%		12.36%	2/1/2029	$1,256	$1,263	$1,028
Peraton Corp.	(4)	S+	8.00%		12.61%	2/1/2029	1,900	1,913	1,557
								3,176	2,585
Banking - 4.96%
Orion Advisor Solutions, Inc.	(4) (5)	S+	7.50%		12.09%	9/24/2028	5,296	5,343	5,271
								5,343	5,271
Capital Equipment - 0.67%
Infinite Bidco LLC	(4)	S+	7.00%		11.85%	3/2/2029	800	696	717
								696	717
Finance - (0.01)%
Sedgwick Claims Management Services, Inc.	(4) (5) (6)	S+	5.00%		9.31%	7/31/2032	5,000	(25)	(12)
								(25)	(12)
Healthcare, Education and Childcare - 1.54%
Bella Holding Company LLC	(4) (5)	S+	7.00%		11.46%	5/10/2029	1,634	1,633	1,633
								1,633	1,633
High Tech - 10.98%
OceanKey (U.S.) II Corp.	(4) (5)	S+	6.75%		11.21%	12/17/2029	3,700	3,666	3,682
Polaris Newco LLC	(4) (5)	S+	9.00%		13.61%	6/4/2029	8,000	8,000	8,000
								11,666	11,682

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Services: Business - 3.12%
Vision Solutions, Inc.	(4)	S+	7.25%	12.10%	4/23/2029	3,430	3,327	3,319
							3,327	3,319
Services: Consumer - 2.71%
All My Sons Moving and Storage of Kansas LLC	(4) (5) (7)	S+	7.75%	12.22%	10/25/2029	2,900	2,893	2,878
							2,893	2,878

Second Lien Debt Total - 26.39%							$28,709	$28,073

Corporate Loans Total - 93.07%							$99,368	$99,000

Investments - Asset Backed Securities - 2.85%
Structured Finance - 2.85%
Madison Park Funding XXVIII Ltd.		S+	10.68%	15.00%	7/15/2030	$1,438	654	619
Magnetite XVII Ltd.		S+	10.68%	15.00%	7/20/2031	2,150	1,480	1,204
RR 7 Ltd.		S+	10.68%	15.00%	1/15/2033	1,000	525	412
Trinitas CLO XIV Ltd.		S+	8.30%	12.93%	1/25/2034	800	806	803
							3,465	3,038

Asset Backed Securities Total - 2.85%							3,465	3,038

Total Investments - 95.92%							$102,833	$102,038

(1)Unless otherwise indicated, issuers of debt investments held by the Fund (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to SOFR including SOFR adjustment, if any, (“S”) at the borrower's option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Loan includes interest rate floor feature.
(5)Investment valued using unobservable inputs (Level 3). See Note 5.
(6)The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 8. Commitments and Contingencies.
(7)Assets or a portion thereof are pledged as collateral for the TRP OHA FCI SPV Funding I, LLC. See Note 6 “Debt”.
(8)Position or portion thereof unsettled as of December 31, 2024.
(9) As of December 31, 2024, the estimated net unrealized gain for federal tax purposes was $2.4 million based on a tax basis of $99.6 million. As of December 31, 2024, the estimated aggregate gross unrealized loss for federal income tax purposes was $1.9 million and the estimated aggregate gross unrealized gain for federal income tax purposes was $4.3 million.

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except per share amounts)

As of
December 31, 2024
ASSETS
Investments, at fair value (cost of $102,833 at December 31, 2024)	$102,038
Cash, cash equivalents and restricted cash	9,950
Interest receivable	1,827
Receivable for investments sold	1,851
Deferred financing costs	442
Deferred offering costs	528
Total assets	$116,636

LIABILITIES
Debt (Note 6)	$3,000
Payable for investments purchased	2,076
Interest and debt fee payable	9
Distribution payable	4,954
Board of Trustees fee payable	117
Accrued expenses and other liabilities	105
Total liabilities	$10,261
Net Assets	$106,375

Commitments and contingencies (Note 8)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest (4,234,279 Class I shares issued and outstanding at December 31, 2024)	$4
Additional paid in capital	100,128
Distributable earnings (accumulated loss)	6,243
Net Assets	$106,375

NET ASSET VALUE PER SHARE	$25.12

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Operations
(in thousands)

For the period from June 17, 2024 (commencement of operations) to December 31, 2024

Investment income:
Interest income	$6,763
Fee income	152
Total investment income	$6,915

Expenses:
Interest and debt fee expense	$36
Professional fees	475
Board of Trustee fees	117
Administrative service expenses	91
Amortization of deferred offering costs	48
Other general & administrative expenses	173
Total expenses before expense support	940
Expense support	(689)
Total expenses net of expense support	251
Excise tax expense	100
Net investment income	6,564

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	124
Net realized gain (loss)	124

Net change in unrealized appreciation (depreciation):
Investments	(795)
Net unrealized appreciation (depreciation)	(795)
Net realized and unrealized gain (loss)	(671)
Net increase (decrease) in net assets resulting from operations	$5,893

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Changes in Net Assets
(in thousands)

For the period from June 17, 2024 (commencement of operations) to December 31, 2024

Operations:
Net investment income	$6,564
Net realized gain (loss)	124
Net change in unrealized appreciation (depreciation)	(795)
Net increase (decrease) in net assets resulting from operations	$5,893

Share transactions:
Proceeds from shares sold	$105,436
Distributions from distributable proceeds	(4,954)
Net increase (decrease) in net assets	100,482
Total increase (decrease) in net assets	106,375
Net Assets, beginning of period	—
Net Assets, end of period	$106,375

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Cash Flows
(in thousands)

For the period from June 17, 2024 (commencement of operations) to December 31, 2024

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$5,893
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	795
Net realized (gain) loss on investments	(124)
Net accretion of discount and amortization of premium	(325)
Payment-in-kind interest capitalized	(106)
Purchases of investments	(23,258)
Proceeds from sale of investments and principal repayments	21,370
Amortization of deferred financing costs	21
Amortization of deferred offering costs	48
Changes in operating assets and liabilities:
Interest receivable	(1,827)
Interest and debt fee payable	9
Receivable for investments sold	(1,851)
Payable for investments purchased	2,076
Trustees fees payable	117
Accrued expenses and other liabilities	105
Net cash provided by (used in) operating activities	2,943

Cash flows from financing activities:
Proceeds from issuance of common shares	5,046
Borrowing of debt	6,900
Repayments of debt	(3,900)
Payments of financing costs	(463)
Payments of offering costs	(576)
Net cash provided by (used in) financing activities	7,007
Net increase (decrease) in cash, cash equivalents and restricted cash	9,950
Cash, cash equivalents and restricted cash, beginning of period	—
Cash, cash equivalents and restricted cash, end of period	$9,950

Supplemental information and non-cash activities:
Purchases of investments from in-kind contribution	$(100,390)
Proceeds from issuance of common shares through in-kind contribution	$100,390
Distributions declared and payable	$4,954
Interest paid	$8

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Financial Highlights
(in thousands, except per share amounts)

For the period from June 17, 2024 (commencement of operations) to
December 31, 2024
Per Share Data: (1)
Net asset value, beginning of period	$—
Net investment income	1.55
Net unrealized and realized gain (loss) (2)	(0.26)
Net increase (decrease) in net assets resulting from operations (3)	1.29
Distributions declared	(1.17)
Impact of issuance of common shares – Class I shares	25.00
Total increase (decrease) in net assets	25.12
Net asset value, end of period	$25.12
Shares outstanding, end of period	4,234,279
Total return based on NAV (4)	5.01%
Ratios:
Portfolio turnover ratio (5)	21.47%
Ratio of net expenses before expense support to average net assets (6)	1.79%
Ratio of net expenses after expense support to average net assets (6)	0.61%
Ratio of net investment income before expense support to average net assets (6)	10.13%
Ratio of net investment income after expense support to average net assets (6)	11.32%
Supplemental Data:
Net assets, end of period	$106,375

(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of capital share transactions of fund shares in relation to fluctuating market values of investments of the Fund.
(3)Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase (decrease) in net assets per share on the Consolidated Statement of Operations due to changes in the number of weighted average shares outstanding and the effects of rounding.
(4)Total return based on net asset value (not annualized) calculated as the change in net asset value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the fund during the period.
(5)Portfolio turnover rate is calculated using the lesser of year-to-date sales and year-to-date purchases over the average of the investment assets at fair value for the period reported.
(6)Annualized.

Notes to Consolidated Financial Statements
(in thousands, except per share amounts)
Note 1. Organization
T. Rowe Price OHA Flexible Credit Income Fund (the “Fund” or “OFLEX”), was formed on May 14, 2024 as a Delaware statutory trust and commenced operations on June 17, 2024. OHA Private Credit Advisors II, L.P. (the “Adviser”) is the investment adviser of the Fund. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and is operated as an interval fund. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund intends to invest at least 80% of its assets in fixed-income securities and credit instruments ("Credit"). The Fund will opportunistically allocate its investments in Credit across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans); (b) direct lending (including first lien loans and unitranche loans); (c) junior capital solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity); (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-based lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications); and (f) special situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation).

The Fund may invest in additional strategies in the future. While some of the loans in which the Fund intends to invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. Some of the loans in which the Fund may invest may be “covenant-lite” loans. The Fund normally may invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

The Fund will offer to sell any combination of three separate classes of common shares including Class A shares, Class D shares, and Class I shares. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest is $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value ("NAV") per share, as of the effective date of the daily share purchase date when the Fund is offered on a daily basis and calculates a daily NAV per Share. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Fund may also engage in private offerings of its common shares. As of December 31, 2024, shares of the Fund are not registered under the Securities Act of 1933, as amended.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at NAV, subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.
Note 2. Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Fund commenced operations on June 17, 2024, and its fiscal year ends on December 31.

Basis of Consolidation
As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.
The Fund consolidated the results of its wholly-owned subsidiaries, TRP OHA FCI Servicer Funding I, LLC and TRP OHA FCI SPV Funding I, LLC. All intercompany transactions have been eliminated in consolidation.

Segment Reporting

In accordance with ASC Topic 280 - Segment Reporting (“ASC 280”), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents, and restricted cash represent cash held in banks, cash on hand, and liquid investments with original maturities of three months or less. The Fund may have bank balances in excess of federally insured amounts; however, the Fund deposits its cash, cash equivalents, and restricted cash with high credit-quality institutions to minimize credit risk exposure. As of December 31, 2024, the Fund had $6.5 million of restricted cash. Restricted cash is collected and held by the trustee who has been appointed as custodian of the assets securing certain of the Funds financing transactions. As of December 31, 2024, the fund did not hold any cash equivalents.

Investment Related Transactions, Revenue Recognition and Expenses
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.

In the general course of its business, the Fund receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as other income in investment income when earned.

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest income.

Expenses are recorded on an accrual basis.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. The Fund may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of December 31, 2024, there were no loans placed on non-accrual status.

Valuation of Portfolio Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s “valuation designee” to determine the valuation of the Fund’s investments. The Adviser values the investments owned by the Fund in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Fund’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Fund will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Fund’s investments.

With respect to unquoted portfolio investments, the Fund will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Fund undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Fund’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.

The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Fund may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Fund applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of investments consistent with its valuation policy. The Fund discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Fund evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Fund considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Receivables/Payables From Investments Sold/Purchased
Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Fund for transactions that have not settled at the reporting date. As of December 31, 2024, the Fund had $1.9 million of receivables for investments sold. As of December 31, 2024, the Fund had $2.1 million of payables for investments purchased.

Foreign Currency Transactions
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Fund includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Statement of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Organization and Offering Expenses
Organizational costs, primarily for legal expenses associated with the establishment of the Fund, are expensed as incurred. The Fund did not incur organizational costs during the period ended December 31, 2024.

Costs associated with the offering of common shares of the Fund will be capitalized as deferred offering expenses and included as a deferred offering cost asset on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. As of December 31, 2024 the Fund had capitalized $0.5 million of offering costs. For the period ended December 31, 2024, the Fund had incurred amortization of deferred offering costs of $0.1 million.
Income Taxes
The Fund intends to qualify and elect to be a RIC under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of December 31, 2024. The Fund will file income tax returns in U.S. and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Distributions
Distributions to common shareholders will be accrued daily and paid monthly. The amount to be distributed, if any, will be determined by the Board each month, and is generally based upon the earnings estimated by the Adviser. Once the Fund becomes registration effective, the Fund intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, monthly out of the assets legally available for such distributions. However, the Fund may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to shareholders.

Distribution Reinvestment Plan

The Fund has adopted a distribution reinvestment plan that provides for the reinvestment of cash distributions. Shareholders who have not opted out of the Funds distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash distribution.

Recent Accounting Pronouncements
The Fund considers the applicability and impact of all accounting standard updates (“ASU”) issued by the FASB. ASUs not listed were assessed by the Fund and either determined to be not applicable or not expected to have a material effect on the accompanying consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable
Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Fund has adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements. See Note 7 for more information on the effects of the adoption of ASU 2023-07.

Note 3. Fees, Expenses, Agreements and Related Party Transactions
Investment Advisory Agreement
On June 27, 2024, the Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Fund on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Fund’s investments and monitoring its investments and portfolio companies on an ongoing basis.

The Investment Advisory Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the independent trustees. The Fund may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.

The Fund pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.

Management Fee
The management fee will be payable monthly in arrears at an annual rate of 1.00% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less the fair value of our liabilities, determined on a consolidated basis in accordance with GAAP. For the first calendar month in which we have operations, net assets will be measured as the beginning net assets as of the date on which the Fund break escrow.

For the period from June 17, 2024 (commencement of operations) to December 31, 2024, the Adviser agreed not to charge the Fund a management fee until the Fund has become registration effective. In addition, the Adviser will waive its management fee for the first six months following the date on which the Fund’s registration becomes effective.

Incentive Fee
Incentive fee will be based on income, whereby the Fund pays the Adviser quarterly in arrears 15.0% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for the relevant calendar quarter subject to a 1.5% per quarter (6.0% annualized) hurdle rate (the “Hurdle Rate”). “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with our administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and Member servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The Fund pays the Adviser an incentive fee with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar year in which the Fund’s Pre-Incentive Fee Net Investment Income Returns does not exceed the Hurdle Rate;

•100% of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the Hurdle Rate but is less than a rate of return of 1.765% (7.06% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the Hurdle Rate but is less than 1.765%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15.0% of the Funds’s Pre-Incentive Fee Net Investment Income Returns as if a

Hurdle Rate did not apply if Pre-Incentive Fee Net Investment Income Returns exceeds 1.765% in any calendar quarter; and

•15.0% of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds 1.765% (7.06% annualized), which reflects that once the Hurdle Rate is reached and the catch-up is achieved, 15.0% of all Pre-Incentive Fee Net Investment Income Returns is paid to the Adviser.

For the period from June 17, 2024 (commencement of operations) to December 31, 2024, the Adviser agreed not to charge the Fund an incentive fee until the Fund has become registration effective. In addition, the Adviser will waive its incentive fee for the first six months following the date on which the Fund’s registration becomes effective.

Administration Agreement
Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to Members and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the reasonable fees, costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of OHA or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.

As of December 31, 2024, there were $0.1 million in expenses related to the Administrator that were payable and included in “accrued expenses and other liabilities” in the statement of assets and liabilities. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. The Fund incurred expenses related to the sub-administrator of $0.1 million for the period from June 17, 2024 (commencement of operations) to December 31, 2024, which is included in administrative service expenses on the statement of operations. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation agreement (the "Expense Limitation Agreement") in respect of each of Class A Shares, Class D Shares, and Class I Shares, under which the Adviser has agreed contractually until six months from the date of the public offering of the Fund to waive its management fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) incentive fees and (iii) any distribution and/or shareholder servicing fees) exceed 1.0% of the month-end NAV of such class (the "Expense Cap").

In consideration of the Adviser’s agreement to waive its management fee and incentive fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed in respect of each of Class A Shares, Class D Shares, and Class I Shares subject to the limitation that a reimbursement (an "Adviser Recoupment") will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect until one year from the date of the public offering of the Fund, unless and until the Board approves its modification or termination.

For the period ended December 31, 2024, the Advisor did not make any Expense Payments on behalf of the Fund. For the period ended December 31, 2024, the Fund made no Reimbursement Payments to the Advisor. As of December 31, 2024, the Fund had receivables of $0.7 million from the Advisor for Expense Payments, which offset accrued expenses and other liabilities on the Consolidated Statements of Assets and Liabilities. As of December 31, 2024, total unreimbursed Expense Payments were $0.7 million.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a distribution and shareholder services plan (the “Distribution and Shareholder Services Plan”) with respect to its Class A Shares and Class D Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, each of the Fund’s Class A Shares and Class D Shares may incur expenses on an annual basis of up to 0.75% and 0.25%, respectively, of its average monthly net assets. With respect to Class A Shares, the entire fee is characterized as a “distribution fee.” With respect to Class D Shares, the entire fee is characterized as a “shareholder service fee.”
Note 4. Investments
The composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2024 is as follows:

	December 31, 2024
	Amortized Cost	Fair Value	% of Total Investments at Fair Value

First Lien Debt	$70,659	$70,927	69.5%
Second Lien Debt	28,709	28,073	27.5%
Asset-Backed Securities	3,465	3,038	3.0%
Total	$102,833	$102,038	100.0%

The industry composition of investments based on fair value as of December 31, 2024 is as follows:

December 31, 2024
High Tech	21.2%
Services: Business	14.2%
Insurance	12.5%
Healthcare, Education and Childcare	7.8%
Finance	6.2%
Banking	5.2%
Chemicals, Plastics and Rubber	5.0%
Personal and Nondurable Consumer Products (Manufacturing only)	3.9%
Media: Diversified & Production	3.5%
Consumer Goods: Durable	3.5%
Telecommunications	3.1%
Structured Finance	3.0%
Services: Consumer	2.8%
Aerospace and Defense	2.5%
Automobile	2.4%
Construction & Building	1.6%
Broadcasting and Entertainment	0.9%
Capital Equipment	0.7%
Total	100.0%

The geographic composition of investments at cost and fair value as of December 31, 2024 is as follows:

	December 31, 2024
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$102,833	$102,038	100.0%	95.9%
Total	$102,833	$102,038	100.0%	95.9%

Note 5.  Fair Value of Investments

The following table presents the fair value hierarchy of investments as of December 31, 2024, categorized by the ASC 820 valuation hierarchy, as previously described:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$13,218	$57,709	$70,927
Second Lien Debt	—	6,622	21,451	28,073
Asset-Backed Securities	—	3,038	—	3,038
Total	$—	$22,878	$79,160	$102,038

The following table presents the change in the fair value of financial instruments as of December 31, 2024 for which Level 3 inputs were used to determine the fair value:

	For the Period Ended December 31, 2024
	First Lien Debt	Second Lien Debt	Total Investments
Fair value, beginning of period	$—	$—	$—
Purchases of investments	65,380	27,118	92,498
Proceeds from principal repayments and sales of investments	(7,606)	(5,614)	(13,220)
Accretion of discount/amortization of premium	36	(1)	35
Net realized gain (loss)	34	7	41
Net change in unrealized appreciation (depreciation)	(135)	(59)	(194)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—
Fair value, end of period	$57,709	$21,451	$79,160
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of December 31, 2024	$(167)	$(60)	$(227)
(1)For the period ended December 31, 2024, there were no transfers into or out of Level 3.
Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of December 31, 2024.  The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	December 31, 2024
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
Assets:
First Lien Debt	$57,709	Discounted cash flow	Comparative Yield	8.8% - 12.9% (9.67%)
Second Lien Debt	21,451	Discounted cash flow	Comparative Yield	9.1% - 13.0% (12.1%)
Total Assets	79,160

(1) Weighted averages are calculated based on fair value of investments.

The Fund used the income approach to determine the fair value of certain Level 3 assets as of December 31, 2024. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.
Financial instruments disclosed but not carried at fair value

The carrying values of the debt obligations (Note 6) generally approximate their respective fair values due to their variable interest rates. The fair value of these debt obligations would be categorized as Level 2 under the ASC 820-10 hierarchy.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

Note 6. Debt
In accordance with the 1940 Act, with certain limitations, the Fund is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2024, the Fund's asset coverage was 3645.8%.
The following table presents the Fund’s outstanding borrowings as of December 31, 2024:

	As of December 31, 2024
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
CIBC Credit Facility	$50,000	$3,000	$3,000	$3,000
Total Debt	$50,000	$3,000	$3,000	$3,000

(1)Carrying value of these debt obligations generally approximate fair value due to their variable interest rates.
(2)The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.

For the period ended December 31, 2024, the Fund had total average borrowings of $0.4 million at a weighted average interest rate of 6.9%.

A summary of contractual maturities of our debt obligations was as follows as of December 31, 2024:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
CIBC Credit Facility	$3,000	$—	$—	$3,000	$—
Total Debt Obligations	$3,000	$—	$—	$3,000	$—

CIBC Credit Facility

For financing purposes the Fund maintains one wholly owned special purpose entity, TRP OHA FCI SPV Funding I, LLC, a Delaware limited liability company exempt from registration under the 1940 Act. On October 11, 2024 (the “Effective Date”), the Fund entered into a loan and servicing agreement (the “CIBC Loan Agreement” or the “CIBC Credit Facility”), among TRP OHA FCI SPV Funding I, LLC, as borrower, the Fund, as transferor, TRP OHA FCI Servicer Funding I, LLC, as servicer, The Bank of New York Mellon Trust Company, National Association, as securities intermediary, collateral custodian, collateral agent and collateral administrator, the lenders party thereto, and Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent (the “Administrative Agent”). The facility amount under the CIBC Loan Agreement is $50.0 million, which may be increased by mutual agreement of the parties as the net assets of the Fund increase.

Proceeds of the loans under the CIBC Loan Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the CIBC Loan Agreement. The period from the closing date until October 11, 2027 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the CIBC Loan Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days’ prior written notice to the Administrative Agent, the Collateral Agent and the Lenders, (b) October 11, 2029, and (c) the date on which the Administrative Agent or the required lenders provide notice of the declaration of the final maturity date after the occurrence of an event of default. The CIBC Loan Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

Assets that are pledged as collateral under the CIBC Loan Agreement are not available to the creditors of the Fund to satisfy any obligations of the Fund other than the Fund’s obligations under the CIBC Loan Agreement.

Borrowings under the CIBC Loan Agreement bear interest at (a) in the case of borrowings denominated in USD, either Daily Simple SOFR or Term SOFR, at the election of the Borrower, plus 2.10%, (b) in the case of borrowings denominated in GBP, Daily Simple SONIA plus 2.10%, (c) the case of borrowings denominated in CAD, Term CORRA plus 2.10% or (d) the case of borrowings denominated in EUR, EURIBOR plus 2.10%. The Fund is to pay an unused commitment fee of 50 basis points (0.50%) per annum on certain unused amounts subject to a 50% minimum utilization beginning April 11, 2025. The stated maturity date is October 11, 2029.

For the period ended December 31, 2024, the components of interest expense related to the CIBC Credit Facility were as follows:

For the Period Ended December 31, 2024
Borrowing interest expense	$15
Unused facility fee	—
Amortization of deferred financing costs	21
Total interest and debt financing expense	$36
Note 7: Segment Reporting
The Fund operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation through debt and equity investments. The CODM is comprised of the Fund’s lead portfolio managers and internal members of the Board of Trustees (including the chief executive officer), chief financial officer and chief operating officer, and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in shareholders’ equity resulting from operations (“GAAP net income”). In addition to numerous other factors and metrics, the CODM utilizes GAAP net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated balance sheet as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.

Note 8: Commitments and Contingencies

The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2024, the Fund had unfunded commitments to fund delayed draw term loans, revolving debt and term loans of $0.9 million, $2.5 million and $5.0 million, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Schedule of Investments.

Investments	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Acentra Holdings LLC	Revolver	12/17/2029	$278	$(1)
Beacon Pointe Advisors LLC	2021 Revolver	12/29/2027	199	—
Circana Group LP	2024 Revolver	12/01/2027	159	(2)
CPI Holdco LLC	2021 Revolver	10/30/2026	424	(4)
Diligent Corp.	2024 Revolver	08/02/2030	187	—
Finastra USA, Inc.	2023 Revolver	09/13/2029	108	—
FloWorks International LLC	2024 Delayed Draw Term Loan	11/26/2031	211	(1)
GS AcquisitionCo, Inc.	Revolver	05/25/2028	12	—
IG Investment Holdings LLC	2024 Refinancing Revolver	09/22/2028	149	—
Ministry Brands Purchaser LLC	Revolver	12/30/2027	149	(2)
MRI Software LLC	2020 Revolver	02/10/2027	131	(1)
Peter C. Foy & Associates Insurance Services LLC	2021 1st Lien Revolver	11/01/2027	133	—
PT Intermediate Holdings III LLC	2024 Delayed Draw Term Loan	04/09/2030	77	—
RSC Acquisition, Inc.	2024 Revolver	10/30/2029	97	—
Sedgwick Claims Management Services, Inc.	2024 2nd Lien Term Loan	07/31/2032	5,000	(13)
Shelby 2021 Holdings Corp.	2021 Revolver	06/29/2027	104	—
THG Acquisition LLC	2024 Delayed Draw Term Loan	10/31/2031	501	(3)
THG Acquisition LLC	2024 Revolver	10/31/2031	232	(1)
USIC Holdings, Inc.	2024 Revolver	09/10/2031	166	(1)
USIC Holdings, Inc.	2024 Specified Delayed Draw Term Loan	09/10/2031	95	—
Total			$8,412	$(29)
Note 9. Shares of Beneficial Interests
The following table summarizes transactions in shares of beneficial interest during the period ended December 31, 2024:

	Period Ended December 31, 2024
	Shares	Amount
CLASS I (1)
Sold	4,234,279	$105,436
Distributions and/or distributions reinvested	—	—
Repurchased	—	—
Net increase (decrease)	4,234,279	$105,436

(1) As of December 31, 2024, Class I was the only active share class.

As of December 31, 2024, the Fund had 4,234,279 of Class I shares issued and outstanding with a par value of $0.001 per share. For the period ended December 31, 2024, the Fund received $105.4 million in total equity proceeds, or 4,234,279 Class I shares issued, including $105.4 million in equity proceeds, or 4,233,269 shares, relating to the issuance of Class I shares as part of an in-kind contribution effective June 17, 2024.

Distributions are recorded on the record date. The following tables summarize distributions declared during the period ended December 31, 2024:

Date Declared	Record Date	Payment Date	Total Distribution Per Share	Total Distributions
December 23, 2024	December 30, 2024	January 31, 2025	$1.17	$4,954

The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and in accordance with applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding common shares of beneficial interest (“Shares”) at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

Note 10. Income Tax
Income or loss earned by the Fund prior to the period in which it intends to elect to be treated as a RIC is not attributable to the shareholders of the RIC. As such, the income tax disclosures presented are for the period July 1, 2024 through December 31, 2024.

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as gains and losses are generally not included in taxable income until they are realized; (2) the tax treatment of passive foreign investment companies (PFICs) and partnerships, (3) the exclusion of income from the pre-RIC period, (4) capital gain and loss adjustments related to disposition of contributed assets and non-shareholder contributions to capital; and (5) non-deductible excise tax expense and stock offering costs.
The Fund makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, the exclusion of income from the pre-RIC period, non-deductible expenses, the tax treatment of contributed assets, and non-shareholder contributions to capital among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate.

As of December 31, 2024, the Fund made the following permanent book tax differences and reclasses:

December 31, 2024
Paid in capital excess of par value	$(5,304)
Distributable income in excess of net investment income(1)	$22
Accumulated realized gains(1)	$5,282
(1)Amounts are included in distributable earnings (accumulated loss) on the Consolidated Statements of Assets and Liabilities.

As of December 31, 2024, components of distributable earnings on a tax basis are as follows:

December 31, 2024
Undistributed ordinary income	$3,005
Net tax unrealized appreciation/(depreciation)	$2,454
Undistributed long-term capital gains	$784
Other temporary differences	$—

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of PFICs, partnerships, the tax treatment of contributed assets, and non-shareholder contributions to capital.

As of December 31, 2024, the Fund had no capital loss carryover.
The tax character of shareholder distributions attributable to the period ended December 31, 2024, were as follows:

Paid distributions attributable to:	December 31, 2024
Ordinary income	$4,954
Return of capital	—
Long-term gain	—
Total taxable distributions	$4,954

Unrealized appreciation and depreciation as of December 31, 2024, based on cost of investments for U.S. federal income tax purposes were as follows:

December 31, 2024
Gross appreciation	$4,317
Gross (depreciation)	(1,863)
Net appreciation/(depreciation)	$2,454
Cost	$99,583
Note 11. Subsequent Events
The Fund’s management evaluated subsequent events through the date of issuance of these financial statements. Other than as disclosed below, there have been no subsequent events that occurred that would require disclosure in, or would be required to be recognized in, these financial statements, except as discussed below.
Subscriptions

The Fund received $17.7 million of net proceeds, inclusive of distributions reinvested through the Fund's distribution reinvestment plan, relating to the issuance of Class I shares for subscriptions effective January 2, 2025.

The Fund received $3.8 million of net proceeds relating to the issuance of Class I shares for subscriptions effective February 3, 2025, excluding distributions reinvested through the Fund's distribution reinvestment plan since the issuance price is not yet finalized at the date of this filing.

Distribution Declarations

On January 27, 2025, the Fund declared a total distribution of $0.18 per Class I share, all of which is payable on February 28, 2025 to shareholders of record as of January 31, 2025.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
T. Rowe Price OHA Flexible Credit Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of T. Rowe Price OHA Flexible Credit Income Fund (the Fund), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statements of operations, changes in net assets, and cash flows for the period from June 17, 2024 (commencement of operations) through December 31, 2024 and the related notes (collectively, the consolidated financial statements) and the financial highlights for the period from June 17, 2024 (commencement of operations) through December 31, 2024. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the period from June 17, 2024 (commencement of operations) through December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with agent banks; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
/s/ KPMG LLP

We have served as the Fund’s auditor since 2024.

Fort Worth, Texas
February 27, 2025

PRIVACY NOTICE

This Privacy Notice (“Notice”) is provided by T. Rowe Price OHA Flexible Credit Income Fund (“OFLEX”), Oak Hill Private Credit Advisors II, L.P. and its affiliates, including T. Rowe Price Investment Services, Inc. and other affiliates within the Oak Hill Advisors and T. Rowe Price family of companies and, as applicable, the affiliates under its control, the funds we manage and their general partner entities (collectively, the “Firm” or “we”, “us” or “our”). We are committed to handling “non-public personal information”, and “personal data” in accordance with applicable laws, rules and regulations.

This Privacy Notice applies to “Relevant Individuals,” defined in this Privacy Notice as anybody acting in one of the following capacities:

•A visitor to our website located at oakhilladvisors.com (the “Website”);
•An “Individual Investor,” i.e., a natural person investing with us or otherwise acting as our client in their individual capacity;
•Directors and managers of the funds we manage; and
•Any natural person affiliated with a client, investor or counterparty (such as an employee, director, officer, partner, member, shareholder, beneficial owner, affiliate, agent or representative).

In certain situations, such as when these individuals or others are interacting with us in relation to certain specific products, services, subsidiaries, affiliates, or digital properties, a separate privacy policy or privacy notice will apply instead of or in addition to this Notice.

This Privacy Notice is current as of the date stated at the end of the Notice, but as circumstances or requirements change, we may amend it. We will notify Relevant Individuals of any material amendment by posting an updated version on the Website and/or taking other steps.

What We Need You to Do

Please provide this Privacy Notice to any Relevant Individuals whose Personal Information (as defined above) may be provided to us. In addition, to the extent we are provided with sensitive Personal Data (as defined below), we recommend it is encrypted before being sent.

Key Concepts

“Personal data” (which may be referred to as “personal information”) is information relating to an identified or identifiable natural person (as further defined in the EU or UK General Data Protection Regulation (Regulation (EU) 2016/679) and any relevant transposition of, or successor or replacement to, that regulation and equivalent legislation in the UK (together, the “European Data Protection Legislation”), the Cayman Islands Data Protection Act and related regulations (together, the “Cayman Data Protection Legislation”), the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, and their related regulations (collectively, “CCPA”), the Gramm-Leach-Bliley Act (“GLBA”) and other applicable laws and regulations relating to privacy, data protection, breach notification, or the processing of personal information). “Non-public personal information” is any personally identifiable financial information relating to natural persons that is not publicly available. We refer in this Privacy Notice to “non-public personal information” and other “personal data” together as “Personal Information”. As applicable, OFLEX is a data controller.

Personal Information Collected

We may collect or otherwise process some or all of the following categories of Personal Information:

•Identifiers, such as full name, residential/office address, and other contact information, as well as government-issued identification details (e.g., social security number, or details from a driver’s license, state or provincial identification card or passport);
•Commercial information, such as:
◦information about a Relevant Individual’s interests in funds (such as account balances and percentage interests);
◦transaction and interaction information, such as transaction history, client service records, communications with or concerning us or the funds we manage by email or other methods, and other information about the Relevant Individual’s investments with us or other dealings with us;
◦other financial information (e.g., assets, net worth, income, investments, beneficial interests, investment history, bank account details, utility bills and other personal financial data);
•Professional and employment information, such as education history;
•Financial account information, including financial account number and in some cases a password, access code, or other credential that permits access to a financial account;
•Account login credentials (user names with password, access code or other credential that permits access to an account);
•Internet or other electronic network activity information, including information collected by automated means when an individual visits the Website that may sometimes qualify as Personal Information, such as IP address, details about navigation on the Website, details about the individual’s browser or device, and a unique identifier or other information that we or our partners may store or read on the visitor’s browser or device with cookie technology (details further below);

•Other Personal Information, such as date of birth, compliance program data including records related to tax laws, Know Your Customer (KYC), Office of Foreign Assets Control (OFAC), anti-money laundering (AML), and Foreign Corrupt Practices Act (FCPA), and background check information; and
•Inferences we generate based on the data above.

Where the client or investor (or other party engaging with us) is an individual acting on their own behalf, we will usually collect this information directly from the individual. Where the client or investor (or other party engaging with us) is an entity, we will usually collect the information from the client or investor or other party. Regardless of what the type of party engaging with us is, we may also collect this information from their professional advisors or agents. In some cases, we may receive the information from another type of third party, such as a background check provider.

Some of the personal information we collect is described in Cal. Civ. Code Section 1798.80.

Sensitive Personal Information – CCPA

Some of the Personal Information described in the “Personal Information Collected” section above also constitutes “sensitive personal information” under the CCPA. We use and disclose sensitive personal information for our business and compliance functions and for other legally authorized purposes. We do not use or disclose it in a manner that would give rise to a right to limit its use or disclosure under the CCPA.

•Government-issued identification numbers are used and disclosed for identification, compliance, and related purposes, and as otherwise authorized by the CCPA;
•Account login credentials (user names with password, access code or other credential that permits access to an account) are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA; and
•Financial account number, in some cases with a password, access code, or other credential that permits access to an account, are used and disclosed as needed, to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA.
•Uses of Personal Information

We will use Personal Information for some or all of the following purposes:

•to provide the service, information, or product requested;
•to otherwise perform our obligations under contracts with Relevant Individuals or to take steps in anticipation of such contracts at their request;
•on the basis of our legitimate interests in managing our relationship with the Relevant Individual (for example, to authenticate the Relevant Individual, to send transactional messages, and to maintain the integrity of our records);
•on the basis of our legitimate interests in managing our business operations and information technology resources (for example, managing internal directories and client relationship management systems);
•on the basis of our legitimate interests in protecting the Firm, its employees, clients, investors, trading partners and others (for example, risk management and fraud prevention);
•to address legal requirements (including laws designed to protect the integrity of the financial sector, which require measures such as anti-money laundering checks and the recording of calls and emails); and
•for Firm-related informational or marketing communications, where appropriate and permitted by applicable law, as part of our legitimate business interest.

From time to time, we may also use a Relevant Individual’s Personal Information in other situations, such as with the Relevant Individual’s consent (for example, for certain marketing communications).

Retention of Personal Information

The Personal Information we collect, including sensitive Personal Information, will be retained for as long as necessary to satisfy the purposes for which it was collected and to meet our reasonable business requirements and legal obligations. As described above, these purposes include our business operations and complying with reporting, legal, tax and accounting obligations. In determining how long to retain information, we generally will consider the amount, nature and sensitivity of the information, the purposes for which we process the Personal Information and whether we can achieve those purposes in other ways, the applicable legal requirements, internal recordkeeping practices and/or our legitimate interests.

Because we may collect and use the same category of Personal Information for different purposes and in different contexts, there is not typically a fixed retention period that always will apply to a particular category of Personal Information.

Disclosures of Personal Information

For the purposes described in the previous section, where permitted by applicable law, we may disclose Personal Information in some or all of the following ways:

•to the client or investor;
•within the Firm and our T. Rowe Price affiliates;

•to other entities that assist in carrying out the activities described above, including professional advisors, technology providers, auditors, administrators, registrars, depositaries and other service providers;
•to regulatory bodies and governmental authorities;
•to other participants in certain transactions with us (for example, to assist another party in discharging their legal obligations in respect of, for example, anti-money laundering legislation and to honor their legal right to obtain a recording of certain regulated calls or a copy of certain regulated electronic communications between us and that other party);
•to others (such as litigants, or an acquirer or others connected with an acquisition or similar transaction involving us); and
•to agents, delegates, or related, associated or affiliated entities of the foregoing.

From time to time, we may also disclose a Relevant Individual’s Personal Information in other situations, such as at the Relevant Individual’s request.

Personal Information may be transferred to outside of the Relevant Individual’s state, province or country of residence, including to countries that may not have the same or equivalent data protection laws as those of the Relevant Individual’s home jurisdiction. For example, the Personal Information may be transferred among the Firm’s offices in the United States, the United Kingdom, Luxembourg, Australia or Hong Kong, as well as to any other countries where the recipients of the transfers described above are located. We make such transfers in compliance with the applicable law, such as (where required) through the use of standard contractual clauses published by the European Commission, with modifications relevant for other jurisdictions, such as the United Kingdom.

Security of Personal Information

We take steps to restrict access to Personal Information to our employees, representatives and agents who require access for the purposes described in this Notice, including through various physical, electronic, and procedural safeguards. The specific security measures we use in a particular context depend on that context, but we draw from measures such as access controls, malware defenses, encryption, facility security, and various monitoring strategies. We also maintain incident response procedures and other internal procedures and policies regarding our handling of Personal Information to facilitate our compliance with this Privacy Notice and applicable laws.

Rights and Choices

Where the European Data Protection Legislation, Canadian Privacy Laws, and the Cayman Data Protection Legislation or certain other laws apply, Relevant Individuals may have the right to:

•In certain cases, object to our processing of their Personal Information.
•Request access to their Personal Information (commonly known as a “data subject access request”). This enables the Relevant Individual to receive a copy of Personal Information we hold about them as well as certain details about its processing to be able to check that we are processing it lawfully.
•Request correction of the Personal Information we hold about them. This enables Relevant Individuals to have incomplete or inaccurate information we hold about them corrected.
•Request erasure of their Personal Information. This enables Relevant Individuals to ask us to delete or remove Personal Information if we do not need to continue to process it. Relevant Individuals also have the right to ask us to delete or remove their Personal Information where they have exercised their right to object to processing (see above).
•Request the restriction of processing of their Personal Information. This enables Relevant Individuals to ask us to suspend the processing of their Personal Information, if, for example, the Relevant Individual wants us to establish its accuracy or the reason for processing it.
•Under Canadian Privacy Laws, withdraw their consent to our processing of their Personal Information.
•Request to receive a copy of their Personal Information in a machine-readable, commonly used and structured format, or to have it transmitted in such format to a third party.

Some Relevant Individuals may have additional rights under certain laws. If a Relevant Individual wishes to exercise any of the rights they have, they should contact us using the contact details at the end of this notice, except that eligible Californian Relevant Individuals who wish to exercise the rights described in the “California Privacy Information” section below should contact us as described in that section. The various rights are not absolute and each is subject to certain exceptions, qualifications and conditions. For example, if a Relevant Individual wishes to object to processing or withdraw their consent, we may need to discuss with the Relevant Individual whether our use of their Personal Information needs to continue for certain lawful purposes, such as fulfilment of a legal or contractual requirement.

We will respond to a Relevant Individual’s request within the legally mandated deadline for a response. In some cases, we may not be able to fulfill the request to exercise the right by this date and may need more time. Where we cannot provide a full response to the Relevant Individual for any reason, we will endeavor to let the Relevant Individual know about this in its initial reply to the request.

Where these rights apply, a Relevant Individual will not normally have to pay a fee to access their Personal Information (or to exercise any of the other rights described above). In some cases, where permitted by law, we may charge a reasonable fee if the request for access is unfounded or excessive, or if the Relevant Individual requests multiple copies of the information. Alternatively, where permitted by law, we may refuse to comply with the request in such circumstances.

We may need to request specific information from the Relevant Individual to confirm their identity and ensure their right to access the Personal Information (or to exercise any of their other rights). For example, we may request that you confirm, depending on the sensitivity of the information involved, the nature of our relationship with you, and the type of request you are making. We may also require your cooperation for steps such as verifying your name, email address, account number, and other information regarding your relationship with us.

If Relevant Individuals have any questions, concerns or complaints relating to our handling of their Personal Information, they should contact us as described below. Relevant Individuals may also contact the relevant governmental authority (e.g., the UK Information Commissioner’s Office, for UK individuals, or the Luxembourg National Commission for Data Protection for Luxembourg individuals) with a complaint related to our handling of their Personal Information. However, we invite Relevant Individuals to allow us to try to resolve the situation directly. Privacy is important to us, and we will do our best to address any concerns.

Notwithstanding anything to the contrary in this Privacy Notice, Relevant individuals will have the rights described above only to the extent that such rights apply to such Relevant Individuals under applicable law.

California Privacy Information – CCPA

This section provides detailed information applicable only to eligible California residents under the CCPA. This section does not apply to Individual Investors, as our processing of their Personal Information is exempt from the CCPA, and it also does not cover any other Personal Information for which we are exempt from the CCPA, such as “publicly available information” as defined in the CCPA. Data that is not subject to the CCPA may be handled differently than described here.

During the past 12 months, we may have collected all of the types of personal information described in the “Personal Information Collection” section of this Privacy Notice, and disclosed at least some of each category of personal information in some instances to our affiliates, service providers and other entities that assist us with our business. We also made the other disclosures described in this paragraph. We disclosed government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport), other identifiers (such as full name, residential address and other contact information) and professional and employment information to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We disclosed other Personal Information (except account credentials, inferences and internet or electronic network activity), such as date of birth and background check information, to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We made these disclosures of personal information about Californians for the purposes described in the “Disclosure of Personal Information” section above.

We do not “sell” or “share” Personal Information (as those terms are defined in the CCPA) nor have we over the last 12 months. We do not “sell” or “share” personal information if we have actual knowledge that the individual is less than 16 years of age.

Subject to some limitations, the CCPA allows you to ask us to:

•provide access to and/or a copy of certain personal information we hold about you;
•correct certain personal information we have about you;
•delete certain personal information we have about you; and
•inform you about the categories of personal information we have collected about you in the preceding 12 months, the categories of sources of such information, the business or commercial purpose for collecting or selling your personal information, the categories of third parties to whom we have disclosed certain personal information, confirmation that we did not “sell” or “share” your Personal Information, and more specific detail about what categories of information were otherwise disclosed to particular categories of third parties.

If you would like to exercise any of these rights, you may submit your request by completing the CCPA Rights Request Form on our website or calling us at 1 (888) 992-0501. We may need to request specific information from the Relevant Individual to confirm their identity and ensure their right to access the Personal Information (or to exercise other rights). For example, we may request that you confirm, depending on the sensitivity of the information involved, the nature of our relationship with you, and the type of request you are making, your name, email address, account number, and other information regarding your interactions with us.

You can designate an authorized agent to make a CCPA request on your behalf. To do so, we must receive a legally sufficient power of attorney signed by you pursuant to California Probate Code sections 4121 to 4130, or other written authorization acceptable to us, for the agent to act on your behalf. You may still need to verify your identity and confirm the agent’s authority directly with us. For security and legal reasons, we may refuse to accept requests that require us to visit an agent’s website. You also have a right not to receive “discriminatory treatment” (within the meaning of the CCPA) for the exercise of the privacy rights conferred by the CCPA.

Cookies

We and service providers and vendors may collect information from your computer or other device by automated means such as cookies, web beacons, local storage, JavaScript, mobile-device functionality and other computer code (collectively, “cookies”). This information may include unique browser identifiers, IP address, browser and operating system information, device identifiers, other device information, Internet connection information, as well as details about your interactions with our Website (for example, the URL of the website from which you came, the pages on our Website that you visit, and the links you click on in our Website). In some cases (such as cookies), the tools described here may involve storing unique identifiers or other information on your device for later use.

You may be able to set your browser to refuse certain types of cookies, or to alert you when certain types of cookies are being used. Some browsers offer similar settings for HTML5 local storage and other technologies. However, if you block or otherwise reject cookies, local storage, JavaScript or other technologies, some current or future interactive aspects of our Website may not function as expected.

Contacting Us

To exercise any rights under applicable law (including to request further information on the mechanisms we have put in place in relation to Personal Information transfers outside the European Union and/or the UK), to notify us of your preferences, or to provide us with complaints, concerns or questions, please contact our Chief Compliance Officer via oakhilladvisorsupdate@oakhilladvisors.com, as well as, if your notice relates to your rights under the European Data Protection Legislation, via GDPR@oakhilladvisors.com. Californians wishing to exercise CCPA rights should contact us as described in the CCPA section of this Notice.

Effective: February 21, 2024

PART II MANAGEMENT OF THE FUND

The Board and its Leadership Structure

Our business and affairs are managed under the direction of our Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our investment valuation process, oversight of our financing arrangements and corporate governance activities. Our Board consists of five members, three of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent”. “Interested persons” are generally persons that, under the 1940 Act, are deemed to have an interest in the Fund or the Adviser that could give rise to a conflict of interest in making certain determinations required by the 1940 Act. We refer to these individuals as our “Independent Trustees.” Our Board elects our executive officers, who serve at the discretion of the Board.

The Fund’s statement of additional information contains additional information about the trustees of the registrant. The statement of additional information can be obtained upon request and without charge by writing to the Fund at T. Rowe Price OHA Flexible Credit Income Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, or by calling toll-free 1-844-700-1478.
Trustees
Information regarding the Board is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Memberships Held by Trustee
Interested Trustees
Adam B. Kertzner	1978	Chairman, Chief Executive Officer & Trustee	Since Inception	Portfolio Manager & Senior Partner at Oak Hill Advisors (2002 – Present).	1	Director, Aurora Sustainable Lands LLC.
Eitan Arbeter	1981	Trustee	Since Inception	Portfolio Manager & Partner at Oak Hill Advisors (2003 – Present).	1	Director, Expro Group Holdings International Limited (2021-present); Director, Winebow Group
Independent Trustees
Kathleen M. Burke	1963	Trustee and Chair of the Nominating and Governance Committee	Since Inception	Managing Director at Snowbridge Advisors (2016 – Present); Advisor at Pacific General Holdings (April 2022 – Present).	3	Board Member, T. Rowe Price OHA Select Private Credit Fund (2022 – present); Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present).

Mark Manoff	1956	Trustee and Chair of the Audit Committee	Since Inception	Operating Partner at MidOcean Partners (2021 – Present); Vice Chair at Ernst & Young (1978-2021).	3
Board Member, T. Rowe Price OHA Select Private Credit Fund (2022 – present); Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present); Trustee, University of Maryland Smith Business School Advisory Board (2012 – Present); Trustee, Roundabout Theatre (2000 – 2020); Trustee, the First Tee (2011 – 2011).

Jonathan Morgan	1963	Trustee and Chair of the Independent Trustees Committee	Since Inception	Managing Member at Sound Fund Advisors LLC (2011 - Present).	3
Board Member, SEG Partners Long/Short Equity Fund (2025 – Present); Board Member, T. Rowe Price OHA Select Private Credit Fund (2022 – present); Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present); Director, Angel Oak Mortgage, Inc. (Jan 2022 – Present); Trustee, The Frank Foundation (2016 – Present); Trustee, Talmadge Hill Community Church (2019 – 2024); Trustee, The Weekapaug Chapel (2020 – present); Trustee, Kids Empowered by Your Support (2016 – 2021).

The address for each Trustee is c/o T. Rowe Price OHA Flexible Credit Income Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attn: Legal Department. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years

Andrew Winer	1968	Chief Operating Officer	Since 2022	Portfolio Manager at Sound Point Capital (2016 – 2022)

Gerard Waldt	1984	Chief Financial Officer	Since 2022	Deputy Chief Financial Officer at Bain Capital Specialty Finance (2018 – 2022); Controller and Interim Chief Accounting Officer at Hercules Capital (2016 – 2018)

Grove Stafford	1977	Chief Compliance Officer and Secretary	Since 2022
Executive Director and Chief Compliance Officer at Morgan Stanley Investment Management – Private Credit, Equity & Real Estate (2018-2022); Vice President & Assistant General Counsel at Resource America, Inc.

The address for each executive officer is c/o T. Rowe Price OHA Flexible Credit Income Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Biographical Information
The following is information concerning the business experience of our Board and executive officers. Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.
Interested Trustees

Adam B. Kertzner, Portfolio Manager & Senior Partner, shares portfolio management responsibilities for a number of OHA’s multi-strategy portfolios. He is a member of the investment strategy, ESG and several fund investment committees. Mr. Kertzner joined OHA in early 2002 as an investment professional with a focus on automotive, gaming, paper and packaging and general industrial credits. He then served as OHA’s head trader focusing on high yield and other asset classes. Prior to joining OHA, Mr. Kertzner worked at Donaldson, Lufkin and Jenrette and Credit Suisse First Boston in the Financial Sponsors Coverage group. He currently serves as Chief Executive Officer and Chairman of the Board of Trustees for the T. Rowe Price OHA Flexible Credit Income Fund and on the Board of Directors for Aurora Sustainable Lands LLC. Mr. Kertzner earned a B.A., cum laude, from Duke University.

Eitan Arbeter, Portfolio Manager & Partner, shares portfolio management responsibilities for stressed and distressed credit and certain less liquid multi-strategy portfolios. Mr. Arbeter serves on the firm’s investment strategy and several fund investment committees. He has led a number of high-profile restructuring cases and has served on various ad hoc creditor committees, including on several steering committees. Prior to assuming a portfolio management role, Mr. Arbeter spent over 10 years as a senior research analyst. In this time, he had responsibility for OHA’s distressed investments and covered the consumer products, retail, restaurants, cable and telecommunications industries. Prior to joining OHA, Mr. Arbeter worked at Bear, Stearns & Co. Inc. in its Global Industrials Group. He currently serves on Board of Trustees for the T. Rowe Price OHA Flexible Credit Income Fund and on the Board of Directors for Expro Group Holdings International Limited and the Winebow Group. Mr. Arbeter earned a B.B.A, with honors, from the Stephen M. Ross School of Business at the University of Michigan.
Independent Trustees
Kathleen M. Burke, Trustee. Ms. Burke is currently a Partner at Snowbridge Advisors, an independent advisory firm serving managers of private equity funds worldwide with a focus on middle market private equity funds and an advisor to Pacific General Holdings, a firm focused on advising on middle market cross border transactions. Ms. Burke has more than thirty years’ experience as an investment professional, both as an advisor and an investor, and is expert at executing, structuring and placing private alternative fund products and securities. Ms. Burke also managed private placements at Rothschild North America and Credit Suisse First Boston. At Credit Suisse First Boston, she led a team of professionals dedicated to raising private equity capital for venture stage and emerging growth companies in a variety of sectors including life sciences, healthcare, media, telecom, and technology services. Prior to Credit Suisse First Boston, Ms. Burke was on the buy-side and worked at both Prudential Insurance Company of America and GE Capital where she was responsible for a variety of investments, including control and growth transactions, mezzanine deals and senior loans. She received her MBA from the University of Pennsylvania’s Wharton School and has a BS in Finance from Boston College’s Carroll School of Management, where she was in the Honors Program and graduated cum laude.
Mark Manoff, Trustee. Mr. Manoff is an Operating Partner at MidOcean Partners, a premiere New York-based alternative asset manager specializing in middle-market private equity and alternative credit investments. He previously spent 39 years at Ernst & Young (EY) serving in many leadership positions, including as New York Office Managing Partner, and Americas Vice Chair Northeast Region Managing Partner, where he had P/L responsibility for a $4 billion business unit. Mr. Manoff was a member of EY’s Executive Board and Operating Committee for 8 years. He founded and led EY’s Center for Board Matters, EY’s effort to support board members in their oversight role by helping them address complex boardroom issues. Mr. Manoff retired as Vice Chair Markets where he was responsible for EY’s growth strategy and go-to-market activities. Following his retirement from EY, Mr. Manoff co-founded and was the CEO of a boutique consulting firm providing services to private equity and other high growth businesses. Mr. Manoff was also a member of the Board of Covetrus, a $4 billion formerly NASDAQ-listed global company that provided technology solutions and services to veterinarians, which was taken private in October 2022. Mr. Manoff is a CPA and has a BS from the University of Maryland Smith Business School where he was a past Chair.
Jonathan Morgan, Trustee. Mr. Morgan is the founding Principal of Sound Fund Advisors LLC, a firm he founded in March 2011, where he acts as an independent director. Mr. Morgan has over 22 years of experience in the financial markets, including nine years of investment experience as a strategist or portfolio manager at three different investment managers: Caxton Associates (1993-1996), Croesus Capital Management (1997-1998) and Parallax Capital Management (1999-2002). In addition, Mr. Morgan has more than nine years of experience researching and investing in investment funds. He was the Head of Research and Portfolio Management in the Alternative Investment Group of Julius Baer Investment Management (2002-2005) where he supervised both investment research as well as the operational risk group. In 2005, Mr. Morgan joined Barclays Global Investors (2005-2009) as the Head of Manager Selection and subsequently became the Head of Investments for their Hedge Fund Management Group. During his tenure, Mr. Morgan was the head of Barclays Global Investor’s New York office. In 2009, Mr. Morgan joined UBP Asset Management (2009-2011) as the Head of Global Hedge Fund Research. Prior to 1993, Mr. Morgan worked for Morgan Stanley for five years. He has an AB from Princeton University (1986), an MPP from Harvard’s Kennedy School of Government (1990) and an MDIV from Yale Divinity School (2019).
Executive Officers Who are not Trustees
Gerard Waldt, Chief Financial Officer. Mr. Waldt has primary responsibility for financial activities of OHA’s Registered Funds. Prior to joining OHA, Mr. Waldt was the Deputy Chief Financial Officer at Bain Capital Specialty Finance. Previously, he was Controller and Interim Chief Accounting Officer at Hercules Capital. He earned a B.B.A. in Accounting from James Madison University.
Andrew Winer, Chief Operating Officer. Mr. Winer works in the area of new business development and has primary responsibility for operations of OHA’s Registered Funds. Prior to joining OHA, Mr. Winer was the Co-Founder and Portfolio Manager of Sound Point Capital’s commercial real estate business and served as Chief Investment Officer of InPoint Commercial Real Estate Income Inc. Previously, Mr. Winer served as President of Global Net Lease, Inc. and worked at Credit Suisse and predecessor firms in a variety of commercial real estate and structured finance related positions. Mr. Winer earned a Master of Accountancy and a B.B.A. in Accounting from the University of Michigan School of Business.

Grove Stafford, Chief Compliance Officer and Secretary. Mr. Stafford provides legal and compliance services to OHA. Prior to joining OHA, Mr. Stafford worked as an Executive Director for Morgan Stanley Investment Management where he served as Chief Compliance Officer for the firm’s private credit, equity and real assets businesses as well as the firm’s business development companies. Prior to joining Morgan Stanley, he was employed by Resource America, Inc., serving as Vice President and Assistant General Counsel with responsibility for legal and compliance matters for Resource America’s investment adviser and broker-dealer platforms. Mr. Stafford earned a J.D. from Tulane University and a B.A. from Boston University.
Communications with Trustees

Shareholders and other interested parties may contact any Trustee (or all Trustees) of the Board by mail. To communicate with the Board, any individual Trustee or any group or committee of Trustees, correspondence should be addressed to the Board or any such individual Trustee or group or committee of Trustees by either name or title. All such correspondence should be sent to T. Rowe Price OHA Flexible Credit Income Fund, c/o OHA Private Credit Advisors II LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attention: Chief Compliance Officer.

Committees of the Board

Our Board currently has three committees: an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee. Under the Declaration of Trust, the Fund is required to hold annual meetings to consider such matters as may appropriately come before such meetings.
Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm (including compensation therefore), reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee will also have principal oversight of the valuation process used to establish the Fund’s NAV and for the determination the fair value of each of our investments. The Audit Committee is presently composed of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Mr. Manoff serves as the chair of the Audit Committee. Our Board has determined that Mr. Manoff qualifies as an “Audit Committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.
A copy of the charter of the Audit Committee is available in print to any shareholder upon request.
Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee consists of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Ms. Burke serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our Bylaws. Our Bylaws provide that a shareholder who wishes to nominate a person for election as a Trustees at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws. In order to be eligible to be a nominee for election as a Trustees by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of charter of the Nominating and Governance Committee is available in print to any shareholder upon request.

Independent Trustees Committee. The Independent Trustees Committee operates pursuant to a charter approved by our Board. The Independent Trustees Committee consists of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Mr. Morgan serves as the chair of the Independent Trustees Committee. The Independent Trustees Committee assists the Board by acting as a liaison between the Board and our principal service providers, including without limitation, the Adviser. The Independent Trustees Committee is responsible for assessing the flow of information between management and the Board and overseeing the annual approval process of the Advisory Agreement and the Administration Agreement. The Independent Trustees Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. The Independent Trustees Committee will also have principal oversight over the process used to approve co-investments for the Fund. Time is allotted at each quarterly meeting of our Board for the Independent Trustees to meet and discuss any issues that they deem necessary or appropriate. The Independent Trustees may also choose to meet in executive session outside the presence of the Interested Trustees during the course of other meetings of our Board or at other times as they deem necessary or appropriate.

A copy of the charter of the Independent Trustees Committee is available in print to any shareholder upon request.

Investment Personnel

The Fund’s Portfolio Management team (“PM team” or “team”) are responsible for the day-to-day management of the Fund.

Adam Kertzner and Eitan Arbeter serve as the Fund’s lead portfolio managers and are on the Fund’s Board of Trustees. As lead portfolio managers, they are jointly responsible for setting the investment direction of the Fund and have discretion over the investments in the Fund. Adam Nankervis also serves as portfolio manager, working with the lead portfolio managers on all day-to-day Fund management responsibilities.

Eric Muller, Greg Leveto and Thomas Brown are also members of the PM team. Each has portfolio management responsibilities for the Fund that align with their area of expertise to ensure continuity across the range of credit strategies represented in the Fund. Eric Muller focuses on direct lending and junior capital solutions, Greg Leveto focuses on asset based lending and Thomas Brown focuses on liquid credit.

Below is biographical information for members of the PM team.

Adam B. Kertzner, Portfolio Manager & Senior Partner, shares portfolio management responsibilities for a number of OHA’s multi-strategy portfolios. He is a member of the investment strategy, ESG and several fund investment committees. Mr. Kertzner joined OHA in early 2002 as an investment professional with a focus on automotive, gaming, paper and packaging and general industrial credits. He then served as OHA’s head trader focusing on high yield and other asset classes. Prior to joining OHA, Mr. Kertzner worked at Donaldson, Lufkin and Jenrette and Credit Suisse First Boston in the Financial Sponsors Coverage group. Additionally, he serves on the Board of Directors for Aurora Sustainable Lands LLC. He earned a B.A., cum laude, from Duke University.

Eitan Arbeter, Portfolio Manager & Partner, shares portfolio management responsibilities for stressed and distressed credit and certain less liquid multi-strategy portfolios. Mr. Arbeter serves on the firm’s investment strategy and several fund investment committees. He has led a number of high-profile restructuring cases and has served on various ad hoc creditor committees, including on several steering committees. Prior to assuming a portfolio management role, Mr. Arbeter spent over 10 years as a senior research analyst. In this time, he had responsibility for OHA’s distressed investments and covered the consumer products, retail, restaurants, cable and telecommunications industries. Prior to joining OHA, Mr. Arbeter worked at Bear, Stearns & Co. Inc. in its Global Industrials Group. He currently serves on the Board of Directors for Expro Group Holdings International Limited and the Winebow Group. Mr. Arbeter earned a B.B.A, with honors, from the Stephen M. Ross School of Business at the University of Michigan.

Adam Nankervis, Portfolio Manager & Partner, shares portfolio management responsibilities for a number of OHA’s portfolios. Mr. Nankervis serves on the firm’s new product and business activity committee. Previously, he had senior research responsibility for the paper and packaging, services, gaming, lodging and real estate industries. Mr. Nankervis previously worked at Credit Suisse in the Financial Sponsors Group in New York and in the Investment Banking Division in Sydney. He earned a Bachelor of Electrical Engineering (First Class Honors) and a Bachelor of Commerce from the University of Melbourne.

Eric Muller, Portfolio Manager & Partner, Chief Executive Officer –BDCs, shares responsibility for leading OHA’s private credit business and has primary management responsibility for OHA’s BDCs. Prior to joining OHA, Mr. Muller worked in Goldman Sachs’ Merchant Banking Division, where he was a Partner in the Private Credit Group, responsible for leading its private senior lending business in North America and managing vehicles that invested across the spectrum of the credit market. He previously worked as a private equity investor for the Cypress Group. Additionally, Mr. Muller serves on the Investment Committee for the Boston University Endowment and the Dean’s Advisory Board for the Boston University Questrom School of Business. He is Co-Chairman of the Board of Trustees for StreetSquash, an after-school youth enrichment program. He earned an M.B.A. from Harvard Business School, a J.D. from Harvard Law School and a B.A., summa cum laude, salutatorian, from Boston University.

Greg Leveto, Portfolio Manager & Partner, serves as an investment professional focusing on private lending, infrastructure, hard assets and real estate. Before joining OHA, Mr. Leveto ran the Transportation, Infrastructure and Energy Financing group at Deutsche Bank, where he was a Managing Director. He previously worked at Goldman Sachs for eight years, most recently in the Hard Asset Trading group in the Fixed Income division. While at Goldman Sachs, Mr. Leveto also worked as an investment analyst in the Special Asset Group and as an investment banker on the Real Estate, Gaming and Lodging team. He spent the first two years of his career at Land Group Atlanta, a boutique real estate advisory and development firm. Mr. Leveto is on the board of NAMI NYC, an organization focused on mental health awareness and advocacy. He earned a B.S. from the Boston University Questrom School of Business.

Thomas F. Brown, Managing Director, serves as the primary trader focused on high yield and distressed bonds, equities, and other asset classes. Mr. Brown previously worked in the areas of investor relations and new business development at OHA. He earned a B.A., cum laude, from Middlebury College.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Capital Under Management ($ MM) (1)
	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Adam B. Kertzner
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	5	$10,926	5	$10,926
Other Accounts	22	$8,627	14	$5,460
Total	27	$19,553	19	$16,386
Eitan Arbeter
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	3	$7,336	3	$7,336
Other Accounts	25	$9,694	25	$9,694
Total	28	$17,030	28	$17,030
Adam Nankervis
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	1	$3,987	1	$3,987
Other Accounts	25	$9,615	24	$9,429
Total	26	$13,602	25	$13,416
Eric Muller
Registered Investment Companies	2	$2,946	2	$2,946
Other Pooled Investment Vehicles	6	$13,337	4	$13,337
Other Accounts	17	$11,304	8	$4,652
Total	25	$27,587	14	$20,935
Greg Leveto
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	1	$191	1	$191
Total	1	$191	1	$191
Thomas F. Brown
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Total	—	$—	—	$—

(1) Assets under management (“AUM”) estimated as of December 31, 2024. Refers to the discretionary and non-discretionary assets of investment advisory clients and of certain tactical relationships to which OHA provides management, advisory or sourcing and administrative services. AUM includes net asset value, drawn and undrawn debt at the portfolio level, portfolio value and/or unfunded capital, as applicable. AUM uses USD exchange rates as of the applicable month-end for any non-USD-denominated assets. For the CLOs OHA manages, OHA’s AUM is equal to the initial principal of collateral adjusted for paydowns. Additional information on the AUM calculation methodology is available upon request. Private Strategies, Liquid Strategies and Structured Credit are based on the primary strategy of each investment vehicle and/or account, each of which may invest in multiple asset classes. The AUM provided here is distinct from regulatory assets under management (as reported on the Form ADV), GIPS assets under management calculations, and capital under management. Totals may not add due to rounding.

Compensation of Portfolio Managers

Under a Resource Sharing Agreement, OHA provides the Adviser with experienced investment professionals and access to the resources of OHA. These resources and personnel enable the Adviser to fulfill its obligations under the advisory agreement. Through the Resource Sharing Agreement, the Adviser benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OHA’s investment professionals.

OHA believes its compensation approach, which is based on individual as well as overall Firm performance, promotes Firm-wide cooperation and collaboration. This approach has been designed to attract, incentivize and retain key personnel and has been employed since the Firm’s inception. Alignment of interests between the Firm, its employees and clients was a top priority when OHA designed its compensation policies.

Investment professionals are evaluated using both quantitative and qualitative methods, including their success in making investment recommendations as well as exhibiting the values that OHA promotes such as teamwork, collaboration and work ethic. OHA’s compensation structure for non-partner investment professionals consists of salary, discretionary bonus and, for certain senior investment professionals (principals and above), a component based on fund performance. Employee salaries are paid in cash; discretionary bonuses are paid on both a current (cash) and deferred basis, with senior professionals typically having at least 20% of their discretionary bonus deferred for one to two years, with amounts invested in OHA Diversified Credit Strategies Fund on a shadow basis. Non-investment professionals receive competitive salaries and merit-based discretionary bonuses reasonably proportioned to their role and support of the overall Firm’s business.

Carried interest is currently allocated only to employees at the partner level based on ownership interests. Carried interest allocations are subject to annual review and Glenn August can adjust allocations in certain circumstances. These allocations are subject to vesting provisions consistent with the relevant fund’s structure.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2024.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Adam B. Kertzner	None
Eitan Arbeter	None
Adam Nankervis	None
Eric Muller	None
Greg Leveto	None
Thomas F. Brown	None
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Conflicts of Interest

General

The Fund is subject to a number of actual and potential conflicts of interests. The following represent the known inherent or potential conflicts of interest that should be considered by prospective investors before subscribing for the Shares. The Adviser and its affiliates, direct and indirect members, direct and indirect partners and/or employees, do now and may in the future manage or co-manage other investment vehicles, BDCs, CLOs and/or separate accounts (the “OHA Clients”), some of which follow, or may follow, investment programs substantially similar to that of the Fund. The existence of multiple OHA Clients (including the Fund) may create a number of potential conflicts of interest.

The Adviser will devote as much of its time to the activities of the Fund as it deems sufficient and appropriate. The Adviser and its affiliates are not restricted from forming (or allocating investment opportunities to) other OHA Clients, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and/or its affiliates. The Adviser is not restricted from establishing new OHA Clients. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, the Adviser’s other partners and their respective officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and other business activities, including, without limitation, the management of the assets of the other OHA Clients.

The Adviser has multiple advisory, transactional, financial and other interests that conflict or may conflict with those of the Fund and its Shareholders. The Adviser may, in the future, engage in additional activities that result in additional conflicts of interest not addressed below. Any such conflicts could have a material adverse effect on the Fund and its Shareholders.

Allocation of Investment Opportunities

The Adviser (or an affiliate), on behalf of the Fund or other OHA Clients, may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and the other OHA Clients. The Adviser (or an affiliate) have established policies and procedures for allocating investment opportunities among the Fund and such other OHA Clients.

When the Adviser (or an affiliate) determines that it would be appropriate for the Fund and one or more of the other OHA Clients to participate in an investment opportunity, the Adviser (or an affiliate) will seek to execute orders on an equitable basis for all of the participating OHA Clients, including the Fund. This could, among other adverse consequences, affect the prices of the securities or other obligations in which the Fund invests and will affect the availability of such securities or obligations to the Fund. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may (or may not) be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities or other obligations may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. There is no obligation for the Fund to dispose of any investment at the same time as any other OHA Client, nor for any other OHA Client to dispose of any investment at the same time as the Fund. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or an affiliate) for other investment accounts and redemption or withdrawal requests by investors in such other OHA Clients. This could increase or decrease the concentration of certain investment holdings of the Fund and could possibly lead to situations where the Fund either has to or, conversely, cannot, enter into a transaction or capitalize on an investment opportunity with respect to such investment holdings.

In determining initial allocations of investments among the OHA Clients (including the Fund), the Adviser and its affiliates will take into account relative amounts of available capital and maximum issuer sizes. The available capital and maximum issuer sizes will be determined at the discretion of the Adviser and its affiliates, taking into consideration applicable investment guidelines of the OHA Clients (including the Fund) and other applicable factors, including, without limitation, available cash, unfunded capital commitments, planned capital flows, leverage and certain liquid investments. Following the determination of the initial allocation, other factors may be considered by the Adviser and its affiliates, as they deem appropriate, in making final allocation determinations among the OHA Clients, including (as applicable), without limitation: investment objectives; the timing of capital inflows and outflows and anticipated capital commitments, subscriptions and distributions and/or withdrawals (or redemptions); liquidity; yield; transaction costs; transaction-specific minimum investment obligations, eligibility requirements and/ or other statutory or contractual restrictions or obligations; portfolio diversification; relative market or industry exposure; tax efficiencies and potential adverse tax consequences; regulatory, policy and/or other restrictions applicable to participating OHA Clients and/or to their investors; the avoidance of odd lots or a de minimis allocation to one or more participating OHA Clients; the risk profile of an investment opportunity and the applicable OHA Clients; the type of asset (e.g., loan versus equity); the capital available for the investment opportunity; and any other factors similar to the foregoing or any other considerations deemed relevant by the Adviser and its affiliates. In addition to the foregoing factors, the Adviser and its affiliates also consider the length of the investment period and any applicable post-investment period term of each OHA Client, which may differ. As a result, an OHA Client that is approaching the end of its investment period may not be allocated investment opportunities that have longer investment time horizons or that are more illiquid, even if such opportunity is otherwise an eligible investment for such OHA Client. The Adviser and its affiliates in certain situations will adjust investment allocations in cases where they are limited in their ability to allocate across all OHA Clients. Subsequent purchases of an investment may be allocated based on the relative existing positions in such investment among the OHA Clients (including the Fund).

Based on the foregoing investment allocation methodology, an OHA Client with higher available capital than a similarly sized or even larger sized OHA Client will, if the maximum issuer size is equal, have a higher initial allocation percentage to an investment. Additionally, an OHA Client with a larger maximum issuer size than a similarly sized or even larger sized OHA Client will, if the amount of available capital is equal, have a higher initial allocation percentage to an investment.

Furthermore, an OHA Client may invest in certain investment strategies, and then the Adviser and its affiliates may subsequently offer other OHA Clients the same or similar investment strategies through stand-alone vehicles, which may serve as the primary vehicles for such strategies. Any opportunity to invest in such a stand-alone vehicle will be considered for all OHA Clients who invested previously in such investment strategies. An OHA Client whose investment activities commenced after the establishment of a stand-alone vehicle may not be able to participate in such stand-alone vehicle if it is a closed-end vehicle or the Adviser determines it could dilute or adversely impact the existing OHA Clients in such vehicle.

The outcome of any allocation determination by the Adviser and its affiliates may result in the allocation of all or none of an investment opportunity to the Fund. There can be no assurance that the Fund will have an opportunity to participate in certain investments that fall within the Fund’s investment objective. The Adviser’s investment allocation policies and procedures may be amended at any time without the Shareholders’ consent.

When multiple of the OHA Clients participate in specific investments together with the Fund, the Adviser and/ or its affiliates will seek to allocate expenses among such OHA Clients pursuant to the Adviser’s expense allocation policy.

In certain circumstances, in order to ensure that allocations are being made in the best interests of the OHA Clients involved, from time to time, the Adviser and its affiliates may review an OHA Client’s exposure to certain investments, determine exposure targets for such OHA Clients and allocate investment opportunities accordingly.
Related Clients

The Adviser is expected to conduct the Fund’s investment program in a manner that is similar (or in some cases, substantially similar) to the investment programs of certain other OHA Clients (such OHA Clients, the “Related Clients”). Related Clients are expected to co-invest with, or, at times, invest on a side-by-side basis with, the Fund, including through master, joint or commingled accounts or investment vehicles. However, there are, or may be, differences among the Fund and the Related Clients with respect to investment objectives, investment strategies, investment parameters and restrictions, hedging strategies, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and redemptions or withdrawals, cash flow considerations, market conditions, considerations related to existing exposures to an issuer or security and other considerations deemed relevant by the Adviser and its affiliates (the nature and extent of such differences, if any, will vary from Related Client to Related Client), which, as applicable, will cause variation among the investment portfolios of the Fund and the Related Clients and in the allocation of investment opportunities among the Fund and the Related Clients. In addition, certain investments (e.g., odd lots, investments with limited capacity and/or stub pieces) may not be feasible to allocate to the Fund and/ or one or more Related Clients.

Given the foregoing considerations, there may be circumstances where: (i) the Fund and only some of the Related Clients participate in parallel investment transactions; (ii) the level of participation by the Fund and the Related Clients in parallel investment transactions is not on a pro rata basis; (iii) the terms of parallel investment transactions vary between and among the Fund and one or more Related Clients; (iv) the Fund and one or more Related Clients effectively engage in opposite transactions with respect to a particular investment (e.g., the Fund buys an investment and one or more Related Clients sells the same investment and/or the Fund takes a “long” position in an investment and one or more Related Clients takes a “short” position with respect to the same investment); and/or (v) investment transactions between and among the Fund and the Related Clients vary in other respects. Such non-parallel and/or non-pro rata investment transactions between or among the Fund and the Related Clients will be made at the discretion of the Adviser and its affiliates including, without limitation, when deemed: (1) appropriate because of the differences between the clients involved (or the terms applicable to the Fund and/or such Related Clients) and/or (2) otherwise to be in the interests of the clients involved. In addition, there may be circumstances where the Fund and one or more Related Clients participate in the same investment, but either (A) the Fund does not enter into certain hedging transactions entered into by such Related Client(s) with respect to such investment, or (B) the Fund enters into certain hedging transactions not entered into by such Related Client(s) with respect to such investment.

In addition, Related Clients are, or may be, subject to terms that differ from the terms described in this Confidential prospectus, which may include, without limitation, restrictions on investing in certain investment products or terms related to tax, legal, regulatory and/or other similar considerations. In addition, the governing documents of one or more Related Clients may contain terms, certain of which could be considered more favorable than the terms set forth in this prospectus, including, without limitation, terms relating to fee reductions, expenses, portfolio transparency and/or liquidity. For example, one or more Related Clients may receive more detailed portfolio information or information on a more frequent basis and/or have rights to make additional subscriptions or contributions and/or have more favorable liquidity rights (such as a right to redeem or withdraw and/or a right to redeem or withdraw with shorter prior notice periods and/or with more frequency), in each case, than compared to the Fund. Any such different and/or preferential terms could have an adverse impact on the investments of the Fund and/or the value of Shares.

Special Purpose Entities

The Adviser may, in its discretion, structure any investment, in whole or in part, as an investment made directly by the Fund and/or through one or more special purpose entities or subsidiaries and/or restructure an existing investment that was initially held directly by the Fund and/or one or more other OHA Clients such that, following such restructuring, such investment is held indirectly through one or more special purpose entities or subsidiaries, in each case, in order to address legal, tax, regulatory, currency or other considerations with respect to the Fund and/or one or more of such other OHA Clients (which considerations may only affect one or more of such other OHA Clients (and not the Fund) and may include the administrative convenience of the Adviser, its affiliates, the Fund and/or one or more other OHA Clients), as deemed appropriate by the Adviser in its discretion. The Fund and/or any other OHA Clients investing through any such special purpose entity or subsidiary will bear any and all fees, costs and expenses in connection with the formation, organization, operation, management and dissolution of such special purpose entity or subsidiary (including the fees, costs and expenses of preparing the constituent documents and any other agreements of (or related to) such special purpose entity or subsidiary and/or any fees, costs and expenses related to borrowings incurred by such special purpose entity or subsidiary), even in circumstances where such special purpose entity or subsidiary is intended primarily or solely for the benefit of one or more other OHA Clients (and not the Fund). The Fund does not presently intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund. For financing purposes, the Fund maintains one wholly-owned special purpose entity, TRP OHA FCI SPV Funding I, LLC, a Delaware limited liability company exempt from registration under the 1940 Act (the “OHA SPV Funding”). On October 11, 2024, OHA SPV Funding entered into a secured revolving credit facility with Canadian Imperial Bank of Commerce (“CIBC”) (the “CIBC Funding Facility”). CIBC serves as administrative agent, and The Bank of New York Mellon, National Association, serves as the securities intermediary, collateral custodian, collateral administrator and collateral agent. The CIBC Funding Facility provides for advances from time to time in an aggregate principal amount not to exceed the maximum facility amount under the loan and servicing agreement pertaining to the CIBC Funding Facility of $50,000,000, which may be increased by mutual agreement of the parties as the net assets of the Fund increase. Advances under the CIBC Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance, plus an applicable spread of 1.65% to 2.10% per annum, depending on the nature of the advance being requested under the CIBC Funding Facility. OHA SPV Funding pays structuring and non-usage fees, as well as certain other fees that may be agreed upon between OHA SPV Funding and CIBC. The stated maturity date of the CIBC Funding Facility is October 11, 2029. The proceeds of the advances under the CIBC Funding Facility will be used to finance origination and/or acquisition of certain assets.

To the extent the Fund holds an investment through a special purpose entity or subsidiary, the Fund’s returns may be adversely impacted.

The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with each subsidiary, and each subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

Conflicts Arising from Organizational, Ownership and Investment Structure

The organizational, ownership and investment structure of the Fund involves a number of relationships that give rise to potential conflicts of interest. In certain instances, the interests of the Adviser and its affiliates could differ from the interests of the Fund’s Shareholders, including with respect to the types of investments made, the timing and method in which investments are exited, the timing and amount of distributions to the Shareholders, the reinvestment of returns generated by investments and the appointment of outside advisers and service providers. There can be no assurance that any such conflict would be resolved in favor of the Shareholders and this may negatively affect the value of the Shares.

The terms of this prospectus and the Fund’s overall investment objective were established by persons who were, at the relevant time, employees of the Adviser and/or an affiliate thereof. Because these arrangements were initially drafted and negotiated between and among related parties, their terms, including terms relating to compensation, contractual or fiduciary duties, conflicts of interest and termination rights, the activities of the Fund and limitations on indemnification and exculpation, are likely less favorable than otherwise might have resulted if such negotiations had involved unrelated parties.

Conflicts with Borrowers and Issuers

In certain instances, partners, officers and/or employees of the Adviser may serve as directors of certain issuers of loans in which the Fund invests and, in that capacity, will be required to make decisions that they consider to be in the best interests of such issuers. In certain circumstances, such as in situations involving bankruptcy or near insolvency of an issuer, actions that may be in the best interests of such issuer may not be in the best interests of the Fund, and vice versa.

Accordingly, in these situations, there is the potential for conflicts of interest between an individual’s duties as a partner, officer or employee of the Adviser and such individual’s duties as a director of such issuer.

Advisory Fee and Performance Fee

The existence of the Incentive Fee creates an incentive for the Adviser to approve, and thereby cause the Fund to make, more speculative investments than it would otherwise make in the absence of such performance-based compensation.

Furthermore, the Adviser and its affiliates could be incentivized to allocate investment opportunities to OHA Clients that pay performance-based compensation on terms that are preferential to other OHA Clients. For example, some OHA Clients pay higher performance-based compensation as compared to other OHA Clients and some OHA Clients pay performance-based compensation periodically on realized and unrealized net gains as compared to other OHA Clients that pay performance-based compensation on a deferred basis as investments are realized and proceeds are distributed. In addition, some OHA Clients have a high water mark, soft or hard hurdle and/or a preferred return, and the Adviser and its affiliates could be incentivized to allocate investment opportunities to OHA Clients that are close to their respective high water mark, soft or hard hurdle and/or preferred return, in order to begin or to continue accruing and/or receiving performance-based compensation with respect to such OHA Clients. Similarly, the Adviser and its affiliates could be incentivized to dedicate increased resources and/or allocate more profitable investment opportunities to OHA Clients that pay higher management fees than other OHA Clients.

Notwithstanding the foregoing, the Adviser’s investment allocation process does not take into account management fees and/or performance-based compensation terms when allocating investment opportunities among OHA Clients. Finally, the Management Fee paid to the Adviser by the Fund is calculated as a percentage of the cost basis of the Fund’s investments, including expenses related thereto. The Adviser will determine in its discretion the expenses that are related or attributable to a given investment, and will face a conflict in doing so, because the inclusion of additional expenses in the cost basis of investments will increase the base upon which the Management Fee is calculated.

Diverse Investors

The investors in the Fund are expected to include diverse investors that may have conflicting tax and other interests with respect to their investment in the Fund. In addition, the Adviser, its affiliates and their respective employees may invest directly in the Fund. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of investor. In making decisions, the Adviser intends to consider the investment objective of the Fund as a whole, and not the investment objective of any Shareholder individually.
Information Barriers and Material Non-Public Information

From time to time, partners, officers and/or employees of the Adviser receive material non-public information. Any partner, officer or employee of the Adviser may serve as an officer, director, advisor or in comparable management functions for issuers in which the Fund invests, and any such partner, officer or employee may obtain material non-public information in connection therewith, or in connection with such partner’s, officer’s or employee’s other activities in the financial markets. The Adviser generally operates without permanent information barriers to separate persons who make investment decisions from others who might possess material non-public information that could influence such decisions. In an effort to manage possible risks arising from the Adviser’s decision not to implement such barriers, the Adviser maintains a list of restricted securities with respect to which the Adviser may have access to material non-public information and in which the OHA Clients are restricted from trading. The Adviser’s ability to implement the Fund’s strategy effectively will be limited to the extent that trading is restricted due to material non-public information. In some cases, material non-public information is obtained deliberately, in the context of specific OHA Client investments, and the subsequent restriction on trading applies also to other OHA Clients (such as the Fund) who did not participate in such investments. For example, if the Adviser obtains material non-public information with respect to loan positions held by certain OHA Clients, the Adviser will be restricted from trading securities of the same issuer for other OHA Clients (such as the Fund) on the basis of such material non-public information in the absence of an information barrier.

From time to time, the Adviser arranges limited-purpose, issuer-specific information barriers with respect to one or more issuers, including barriers in the context of private loan investments. One purpose of an information barrier is to retain material non-public information on one side of the information barrier, and allow for public trading on the side of the barrier that possesses only publicly available information. Another purpose is to enable independent investment decision making across OHA Clients or across an issuer’s capital structure where there is a conflict of interest. An information barrier is also used to enable the Adviser to work with one or more potential bidders in an acquisition financing opportunity, in order to enhance the likelihood of working with the winning bidder. If an issuer is subject to an information barrier, the investment professionals on one side of the barrier will be limited in their ability to leverage the expertise of the investment professionals on the other side of the barrier with respect to such issuer. If information is inadvertently crossed over an information barrier (or no information barrier exists), OHA Clients (such as the Fund) may be prohibited or restricted by law, policy or contract, for a period of time, from: (i) unwinding a position in such issuer, (ii) establishing an initial position or taking any greater position in such issuer, (iii) pursuing other investment opportunities related to such issuer and/or (iv) engaging in negotiations or structuring discussions with respect to such issuer, any of which could impact the returns generated for the Fund.

Shareholder Rights Against Third Parties

An investment in the Fund will not of itself confer upon Shareholders any rights against third parties engaged by the Adviser to provide services to the Adviser or the Fund. In certain situations, the Adviser may take appropriate action against such third parties on behalf of the Fund or the Shareholders in order to protect the interests of the Fund, but is under no obligation to do so.

Other Activities

None of the Adviser or any of its partners and/or employees are required to manage the Fund as their sole and exclusive function and each may engage in other business ventures and other activities unrelated to the affairs of the Fund, including directly or indirectly purchasing, selling, holding or otherwise dealing with any securities (including securities in which the Fund invests) for the account of other investment funds, for their own accounts or for the accounts of their family or the OHA Clients.

The Adviser, the partners of the Adviser and their respective affiliates may give advice and recommend securities or other obligations to the other OHA Clients that may differ from advice given to, or securities or other obligations recommended or bought for, the Fund, though their investment objective may be the same or similar.

In addition, the Adviser may cause the Fund to invest in a security or an issuer (e.g., a pooled investment vehicle or a portfolio company) in which the Adviser, one or more direct and/or indirect partners of the Adviser and/ or one or more persons otherwise associated with the Adviser has a direct or indirect economic interest. In making such a decision, the Adviser would have an incentive to cause the Fund to invest in such security or issuer partially because of such direct or indirect economic interest therein.

The Adviser and its affiliates may expand the range of services that they provide over time. Except as provided herein and the Fund’s governing documents, the Adviser and its affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, private equity sponsors and their senior managers, including relationships with investors in the OHA Clients who may hold or may have held investments similar to those intended to be made by the Fund.

In addition, employees of the Adviser and its affiliates from time to time hold personal interests in companies to whom the Adviser and its affiliates direct work for the benefit of one or more OHA Clients, including the Fund, and for which the expense is payable by one or more OHA Clients, including the Fund.
Arrangements with Third-Party Managers

The Fund may enter into joint ventures with third-party managers or persons to manage specified portfolio investments or categories of portfolio investments and in connection therewith receive performance-based compensation in vehicles through which the joint venture invests. The Fund may also hold certain portfolio investments through investment vehicles managed in whole or in part by third-party managers or persons where the Adviser determines this is necessary or appropriate due to investment, regulatory or similar reasons. Any compensation of such third-party managers or of joint venture partners will not offset fees paid to the Adviser.

Co-Investments

The Adviser may, from time to time, depending on the type of investment opportunity, in its discretion, offer co-investment opportunities with respect to the Fund’s investments to: (i) co-investment vehicles formed to invest in one or more investments of the Fund, (ii) other OHA Clients, (iii) certain shareholders, (iv) affiliates or employees of the Adviser (and/or their respective family members) or (v) any other person or entity, including, without limitation, any person or entity who the Adviser believes, in its discretion, will be of benefit to the Fund (or to one or more investments of the Fund) or who may provide a strategic, sourcing or similar benefit to the Adviser, the Fund, any investment of the Fund or one or more of their respective affiliates due to industry expertise or otherwise, including finders, senior advisors, originators and/or consultants of the Fund (and the Adviser may also organize one or more entities to invest in the Fund or to co-invest alongside the Fund to facilitate personal investments by any of the foregoing persons or entities) (collectively, “Co-Investors”), and in allocating co-investment opportunities, the Adviser may consider any factors it deems relevant in its discretion, including, without limitation, the sophistication, transaction speed and the tenure of a prospective Co-Investor as an OHA Client, the amount a prospective Co-Investor is offering to commit to a co-investment opportunity, any commitments (contractual or otherwise) to make co-investment opportunities available to a prospective Co-Investor, any commitments or indications of interest by a prospective Co-Investor to invest in current or future Adviser products (including, without limitation, the Fund or any successor fund), the strategic expertise of a prospective Co-Investor or the ability of a prospective Co-Investor to provide a sourcing or other benefit to the Adviser and/or its affiliates. In such circumstances, together with any allocations made to the other OHA Clients (as discussed above under “Allocation of Investment Opportunities”), the size of the investment opportunity otherwise available to the Fund may be less than it would otherwise have been. Co-Investors may not be subject to or otherwise charged any management fees and/or performance fees or other performance compensation.

In addition, certain Co-Investors co-investing with the Fund may invest on different (and more favorable) terms than those applicable to the Fund and may have interests or requirements that conflict with and adversely impact the Fund (for example, with respect to their liquidity requirements, available capital, the timing of acquisitions and dispositions or control rights). The Adviser will generally seek to ensure that the Fund, any Co-Investors and the other OHA Clients participate in any investment (and any related transactions) on comparable economic terms to the extent the Adviser determines appropriate in its discretion and subject to legal, tax, accounting, structural, regulatory, operational and/or other considerations or limitations and/or if the Adviser determines in its discretion that participation on different economic terms is advisable in order to facilitate a transaction. Investors should note, however, that participation by the Fund in certain investments on comparable economic terms with Co-Investors and the other OHA Clients may not be appropriate in all circumstances and that the Fund may participate in such investments on different and potentially less favorable economic terms than such parties if the Adviser deems such participation as being otherwise in the Fund’s best interests (e.g., by allowing the Fund to participate in an investment in which it would otherwise not have been able to participate due to, among other reasons, required minimum commitment amounts). This may have an adverse impact on the Fund.

In order to facilitate an investment and/or for other purposes that the Adviser determines appropriate in its discretion, an OHA Client (such as the Fund) may make (or commit to make) an investment with a view to selling all or a portion of such investment to non-affiliate Co-Investors and/or other persons or entities, in each case, prior to or after making (or closing / settling) such investment. An OHA Client (such as the Fund) will generally retain all net proceeds received in respect of any such investment during the period it holds such investment (unless the Adviser otherwise determines appropriate in its discretion), however, such OHA Client (such as the Fund) will bear the risk that any or all of such investment may not be sold as intended (or at the amounts intended) or may only be sold on less-favorable terms than initially expected (e.g., at prices lower than expected) due to, among other reasons, market events (or issuer specific events) that occur during the period that such OHA Client (such as the Fund) is holding such investment. If (i) non-affiliate Co-Investors and/or other persons or entities choose not to participate in an investment or (ii) such investment is not ultimately consummated, and unless otherwise agreed with such non-affiliate Co-Investors and/or other persons or entities, such OHA Client (such as the Fund) that initially acquired such investment will bear its pro rata share of the entire amount (including any amount otherwise allocable to any such non-affiliate Co-Investors and/or other persons or entities) of any break-up fees or broken deal expenses or other fees, costs and expenses related to such investment. In addition, subject to the terms of the applicable governing documents, an OHA Client (such as the Fund) may borrow to fund the portion of an investment that it intends to sell to non-affiliate Co-Investors and/or other persons or entities. If the prospective non-affiliate Co-Investors and/or other persons or entities do not ultimately acquire all or any portion of such investment (or if they do not agree to reimburse such OHA Client (including the Fund) for such borrowing costs even if such investment is ultimately acquired), such OHA Client (such as the Fund) that initially acquired such investment will bear the interest and other expenses relating to a borrowing it incurred only for purposes of acquiring a larger than desired portion of such investment. Any investment that an OHA Client (such as the Fund) acquires with the intent to sell all or a portion of such investment to non-affiliate Co-Investors and/or other persons or entities, will be sold on such terms and conditions and at such price as the Adviser (or an affiliate thereof), in its discretion, determines to be equitable, which determination, with respect to price, may include the original cost price (with or without interest) or at the fair value of such investment (or portion thereof) as of the date of such sale. Each OHA Client (including the Fund), whether as a buyer or seller of an investment described in this paragraph, will bear the risk that its sale or acquisition (as applicable) of such investment will be at a price that does not reflect the then-current value of such investment. As a consequence of all of the foregoing considerations, an OHA Client (such as the Fund) may hold a larger portion than expected in an investment and/or may realize lower than expected returns from an investment. There is no guarantee for the Fund itself that it will be offered any co-investment opportunities. In addition, the terms of any co-investment will be negotiated by the Adviser with the applicable Co-Investor and no such Co-Investor should assume that a particular advisory fee rate, performance fee rate or other term or provision will be offered as a result of, among other things, such Co-Investor’s investment in the Fund or any of the other OHA Clients.

Investments in Which the Other OHA Clients Have a Different Principal Interest

The other OHA Clients invest in a broad range of asset classes throughout the corporate capital structure. These investments include investments in corporate loans and debt securities, preferred equity securities and common equity securities. As a result, the Fund may invest in investments or other issuers in which the other OHA Clients may invest in different parts of the capital structure.

For example, with respect to the Fund’s investments in certain issuers, the other OHA Clients, subject to applicable law, may invest in different classes of debt or equity interests issued by the same issuers, including interests that are senior to the Fund’s interests or convertible into such senior interests. The interests of the Fund may not be aligned in all circumstances with the interests of the other OHA Clients to the extent they hold more junior or senior debt or equity interests, as the case may be, which could create actual or potential conflicts of interest or the appearance of such conflicts for the OHA Clients (including the Fund), the Adviser and/or its affiliates. In that regard, actions may be taken by the Adviser and/or its affiliates on behalf of the other OHA Clients that are adverse to the Fund. The interests of the Fund and/or the other OHA Clients investing in different parts of the capital structure of an issuer are particularly likely to conflict in the case of financial distress of the issuer (or increased financial stress after the Fund invests in the issuer). For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund, as a holder of senior secured debt issued by such issuer, to provide such additional financing. If the other OHA Clients holding more junior debt or equity positions were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions that are in the best interests of the Fund might be impaired. The reverse is true where another of the OHA Clients holds debt in an issuer that is more senior to that held by the Fund. In addition, it is possible that, in a bankruptcy proceeding, the Fund’s interests may be subordinated or otherwise adversely affected by virtue of such other OHA Clients’ involvement and actions relating to their investment. Finally, if the Adviser becomes a member of a creditors’ committee in connection with certain loan positions held by OHA Clients, it may be restricted from trading securities of the same issuer for other OHA Clients. There can be no assurance that the terms of or the return on the Fund’s investment will be equivalent to or better than the terms of or the returns obtained by the other OHA Clients participating in the transaction. This may result in a loss or substantial dilution of the Fund’s investment, while another OHA Client recovers all or part of amounts due to it. Similarly, the Adviser’s ability to implement the Fund’s strategies effectively may be limited to the extent that contractual obligations entered into in respect of the activities of the other OHA Clients impose restrictions on the Fund engaging in transactions that the Adviser may be interested in otherwise pursuing. In addition, where the Adviser invests on behalf of multiple OHA Clients in the same debt or equity security or other debt obligation, one OHA Client (such as the Fund) may not be able to sell its position in that security or obligation at a time that may be the most advantageous to such OHA Client to do so, as the investment is managed by the Adviser not only on behalf of such OHA Client, but on behalf of all of the OHA Clients on whose behalf the Adviser manages such investment.

Investing on Behalf of Multiple Clients

When the Adviser trades on behalf of one OHA Client ahead of, or contemporaneously with, an investment on behalf of another OHA Client, market impact, liquidity constraints or other factors could result in one OHA Client receiving less favorable pricing or trading results, paying higher transaction costs or otherwise being disadvantaged. The Adviser may also pursue or enforce on behalf of one OHA Client rights or actions with respect to a particular issuer in which another OHA Client is invested, even though such action or inaction could materially adversely affect such other OHA Client. The liquidation of one OHA Client may impact other OHA Clients, for example, if the liquidating OHA Client liquidates a position that other OHA Clients continue to hold, particularly if the sale takes the Adviser’s aggregate OHA Clients’ holdings from a majority position to a minority position, or below another control or influential position level. Also, the investment or regulatory limitations of one OHA Client may impact the way the Adviser manages certain investments for other OHA Clients. In addition, in certain cases, an investor in a commingled fund OHA Client may have specific investment limitations which may impact the Adviser’s investment decisions for such OHA Client as whole.

Services Provided by the Adviser

The Adviser and/or its affiliates perform operations and accounting, legal and other services for the Fund and a variety of services with respect to the Fund’s investments, and will be reimbursed for these services. The Adviser, including in its capacity as the Administrator, will have a conflict of interest in determining the respective portions of the costs of such services that will be charged to the Fund.

Creation of Other Entities; Restructuring

The Adviser will be permitted to market, organize, sponsor, act as advisor, general partner or manager or as the primary source for transactions for other pooled investment vehicles, which may be offered on a public or private placement basis, and to restructure and monetize interests in the Adviser, or to engage in other investment and business activities. Such activities could raise conflicts of interest for which the resolution may not be currently determinable.

Placement Activities

The Adviser’s personnel involved in offering Shares in the Fund are acting for the Adviser and not acting as investment, tax, financial, legal or accounting advisors to potential investors in connection with the offering of Shares. Potential investors must independently evaluate the offering and make their own investment decisions.

The Adviser may in the future enter into arrangements with third-party placement agents to solicit prospective investors. Placement agents that solicit prospective investors on behalf of the Fund are subject to a conflict of interest because they will be compensated by the Fund and/or the Adviser in connection with their solicitation activities. Placement agents or other financial intermediaries may also receive other compensation, including placement fees with respect to the acquisition of Shares by Shareholders. Such agents or intermediaries will have an incentive in promoting the acquisition of Shares in preference to products with respect to which they receive a smaller fee. Prospective investors should take the existence of such fees and other compensation into account in evaluating an investment in the Fund. Prospective investors solicited by placement agents will be advised of, and asked to consent to, any compensation arrangements relating to their solicitation.

Service Providers

Certain advisors, other service providers and/or their respective affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys (including attorneys from law firms retained by the Adviser on secondment at the Adviser’s offices), consultants and investment or commercial banking firms), to the Fund and the issuers of the Fund’s investments may also provide goods or services to or have business, personal, political, financial or other relationships with the Adviser. To the extent such service providers’ services are provided to the Fund, the cost thereof will be borne by the Fund. Such advisors and service providers may be investors in the other OHA Clients, sources of investment opportunities for the Adviser, the Fund or the other OHA Clients or may otherwise be co-investors with or counterparties to transactions involving the foregoing. These relationships could influence the Adviser in deciding whether to select or recommend any such advisor or service provider to perform services for the Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Fund or issuers of the Fund’s investments, as applicable). Notwithstanding the foregoing, the Adviser will generally seek to engage advisors and service providers in connection with investment transactions for the Fund that require their use on the basis of the overall quality of advice and other services provided, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. In certain circumstances, advisors and other service providers or their respective affiliates may charge rates or establish other terms in respect of advice and services provided to OHA, the other OHA Clients or their respective issuers that are different and more favorable than those established in respect of advice and services provided to the Fund and its investments.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

Board Role in Risk Oversight

The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees be independent trustees. Currently, three of the five Trustees (60%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board of Trustees, regardless of whether the trustee happens to be independent or a member of management. Adam B. Kertzner, an Interested Trustee, serves as the Chairman of the Board of Trustees.

The Board expects to perform its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, OHA Private Credit Advisors II, L.P., 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

PART III OTHER INFORMATION

Item 2. Code of Ethics

We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. During the reporting period, there were no changes to, amendments to, or waivers from, any provision of the code of ethics. Investors may view the code of ethics on the SEC’s website at www.sec.gov.
Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Mark Manoff, the Chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Manoff as an audit committee financial expert. Mr. Manoff is "independent" pursuant to paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services

The Audit Committee and the Independent Trustees have selected KPMG LLP to serve as the independent registered public accounting firm for the Fund for the period ended December 31, 2024.

KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the annual audit of the Fund’s financial statements, quarterly reviews and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related fees are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for services provided in connection with the preparation and review of the Fund’s tax returns and tax advice.

All Other Fees: No fees were billed by KPMG LLP for products and services provided to the Fund, other than the services reported in “Audit Fees” and “Audit-Related Fees” above, for the period ended December 31, 2024.

No fees were billed by KPMG LLP to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, for the period ended December 31, 2024.

Fees

Set forth in the table below are audit fees, audit‑related fees, tax services fees and all other fees billed to the Fund by KPMG LLP for professional services performed (dollar amounts in thousands):

For the Period Ended December 31, 2024
Audit Fee	$421
Audit-Related Fees (1)	—
Tax Fees	30
All Other Fees (2)	—
Total Fees	$451
(1) Fees billed to the Fund by KPMG LLP for services provided by KPMG LLP in connection with permitted audit services.
(2) Fees, if any, billed to the Fund by KPMG LLP in connection with permitted non‑audit services.

Pre-Approval Policy: The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chair pursuant to Section 10A(î) of the Exchange Act. The Trustee or Trustees to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Item 5. Audit Committee of Listed Registrants

(a) Not applicable.

Item 6. Investments

(a) See Schedule of Investments included in Part 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

(a) Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

(a) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

(a) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Trustees of T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”) reviewed and evaluated the written information that OHA Private Credit Advisors II, L.P. (“OHA” or the “Adviser”) had presented for the Board’s review, as well as OHA’s presentation during the Meeting. Before making its decision as to the Investment Advisory Agreement between the Fund and OHA (the “Advisory Agreement”), the Board had the opportunity to meet with their independent legal counsel and to ask questions of OHA and request further information, and took into account its knowledge of OHA gained through its meetings and discussions.

The materials received and reviewed by the Board included, but were not limited to: (1) information provided by OHA regarding the management fee, incentive fee and other expense components for the Fund and for certain comparable closed-end funds (the “peer funds”); (2) information provided by OHA regarding the long-term returns for asset classes managed by OHA in which the Fund would be investing; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources to be devoted by OHA to managing the Fund.

Based on its review of all of the information, the Board determined that the Advisory Agreement was consistent with the best interests of the Fund and its shareholders and enabled the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. In reaching these conclusions, the Board considered, among other factors, the following:

Investment Management and Related Services Generally. The Board considered the services to be provided by OHA to the Fund, including investment research, portfolio management, and trading, and OHA’s commitment to compliance with all applicable legal requirements. The Board noted that OHA did not currently manage any mandates with investment guidelines comparable to those to be used in managing the Fund. After reviewing these and related factors, the

Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by OHA under the Advisory Agreement.

Investment Performance. Because the Fund had not yet begun operations, the Board did not have any investment performance to review. The Board, however, took into account the long-term returns for asset classes managed by OHA in which the Fund would be investing, along with the performance and reputation generally of the Adviser.

Personnel and Methods. The Board considered the experience and qualifications of the OHA personnel who would be providing services to the Fund, including the portfolio managers who would be responsible for the day-to-day management of the Fund. Among other things, the Board considered the Adviser’s approach to: (i) staffing, including the size, experience, and turnover of their respective staff; (ii) implementing their investment methodology and philosophy; and (iii) recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services to be performed by OHA and the nature and extent of the Adviser’s supervision of third-party service providers.

Expenses. The Board considered the expenses of the Fund, including the management fee and the incentive fee, and the expenses of the peer funds. It also took into account that the Adviser had agreed to limit certain operating expenses of the Fund for one year from the date of the commencement of the Fund’s public offering. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Advisory Agreement, that the management fee and incentive fee to be paid by the Fund to OHA were reasonable in light of all of the factors it considered, including the nature, quality and extent of services to be provided by OHA.

Anticipated Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of OHA’s profits in managing the Fund. The Board, however, took into account the estimated net profits to the Adviser under the Advisory Agreement with the Fund. The Board recognized that overall profitability was a factor in enabling OHA to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Advisory Agreement, that the overall anticipated profitability of OHA was not excessive.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund’s shareholders might benefit from such economies of scale. Although the management fee and incentive fee did not contain breakpoints as the Fund’s assets increased, the Board concluded that OHA’s undertaking to enter into an expense limitation agreement with the Fund adequately addressed any economies of scale in managing the Fund which ultimately might benefit the Fund’s shareholders.
Other Benefits to OHA. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to OHA and the Fund’s distributor, an affiliate of the Adviser, for services other than investment advisory services, such as the fee that OHA will receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of OHA’s investment advisory business apart from its registered fund business, and the intangible benefits expected to be enjoyed by OHA by virtue of its relationship with the Fund. The Board observed that the Fund’s distributor may retain a portion of Rule 12b-1 fees it receives from some classes of shares of the Fund and may receive a portion of the sales charges on sales and redemptions of some classes of shares of the Fund. In addition, the Board observed that OHA may accrue certain benefits for its business of providing investment advice to other clients other than Fund, but that business could also benefit the Fund.
Conclusion. After considering all of the relevant factors described above, the Board unanimously found that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the Advisory Agreement. In considering whether to approve the Advisory Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered by the Board in evaluating the Advisory Agreement with OHA.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

(a) See Part II Management of the Fund.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a) See Part II Management of the Fund

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

(a) Not applicable.

Item 16. Controls and Procedures

(a) In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Form N-CSR and determined that our disclosure controls and procedures are effective as of the end of the period covered by this Quarterly Report.

(b) There have been no changes in our internal control over financial reporting that occurred during our most recently completed fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.
Item 19.    Exhibit and Financial Statement Schedules

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Date: March 3, 2025	/s/ Adam B. Kertzner
Adam B. Kertzner
Chief Executive Officer

Date: March 3, 2025	/s/ Gerard Waldt
Gerard Waldt
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

Name	Title	Date

/s/ Adam B. Kertzner Adam B. Kertzner	Chairperson, Chief Executive Officer and Trustee (Principal Executive Officer)	March 3, 2025

/s/ Gerard Waldt Gerard Waldt	Chief Financial Officer and Principal Accounting Officer	March 3, 2025

/s/ Eitan Arbeter Eitan Arbeter	Trustee	March 3, 2025

/s/ Kathleen M. Burke* Kathleen M. Burke	Trustee	March 3, 2025

/s/ Mark Manoff* Mark Manoff	Trustee	March 3, 2025

/s/ Jonathan Morgan* Jonathan Morgan	Trustee	March 3, 2025

*By: Grove Stafford Chief Compliance Officer and Secretary As Agent or Attorney-in-Fact